UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-07074

180 DEGREE CAPITAL CORP.
(Exact Name of Registrant as Specified in Its Charter)

7 N. Willow Street, Suite 4B, Montclair NJ	07042
(Address of Principal Executive Offices)	(Zip Code)

Daniel B. Wolfe President and Chief Financial Officer 180 Degree Capital Corp. 7 N. Willow Street, Suite 4B Montclair, NJ 07042
(Name and address of agent for service)

Copy to: John J. Mahon, Esq. Proskauer Rose, LLP 1001 Pennsylvania Avenue, NW Suite 600 South Washington, DC 20004-2533 (202) 416-6828

Registrant's telephone number, including area code: (973) 746-4500

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Item 1. Report to Shareholders.

Fellow Shareholders,

This is my 26th shareholder letter since the start of 180 in 2017. I feel like I'm running out of creative things to write about or funny stories to tell. I don’t even know what to say at this point that is riveting or thought provoking. I am even running out of sports analogies. We have been transparent about our strategy and outward in describing what we own and why. It’s truly a rinse repeat situation this quarter, similar to many of the quarters over the past 18 months. We own what we own, and we believe there is enormous value in what we own. We currently expect to be paid in an exceptionally large way over the next few years as that value is recognized by the public markets. I'm just exhausted from saying that aloud at this point.

So many people think they are irreplaceable. There are very few that are. I am not one of them, nor have I ever thought I was. When I left BlackRock in 2012, I was 100% convinced that they would find someone to replace me, and the world would not end. To that end, and following my comments above, I have determined even my authorship of shareholder letters could be replaced by today’s artificial intelligence systems. Let’s therefore experiment with ChatGPT and see whether or not I can use the service to write future shareholder letters. Perhaps ChatGPT has its own view of our quarter and enhanced insight.

Just to be clear, the text below was written by ChatGPT when I asked it to, “Write a Q2 2023 shareholder letter for 180 Degree Capital Corp.”:

(AUTHORED BY CHATGPT)

180 Degree Capital 123 Main Street Anytown, USA July 24, 2023

Dear Shareholders,

I hope this letter finds you well and in good spirits. It is my pleasure to share with you the highlights of our performance and progress during the second quarter of 2023.

Q2 2023 Overview:

The second quarter proved to be an eventful and successful period for 180 Degree Capital. Despite the challenges posed by a dynamic economic landscape, we continued to make strategic investments and witnessed promising developments in our portfolio companies.

Financial Performance:

I am delighted to report that our financial performance remained strong throughout the quarter. We experienced steady revenue growth across several portfolio companies, indicating a positive trajectory for the future. Our team's diligent efforts in managing costs and optimizing operational efficiency have contributed significantly to our overall financial health.

Portfolio Update:

Our investment team has been focused on identifying and nurturing promising early-stage ventures. During Q2 2023, we added several exciting companies to our portfolio, each with the potential to drive substantial returns in the long run. We are confident that these new investments align perfectly with our strategy of identifying disruptive businesses with significant growth prospects.

Furthermore, we have maintained active engagement with our existing portfolio companies, providing guidance and support to help them navigate through various challenges and capitalize on emerging opportunities. We believe in nurturing strong partnerships with the management teams of our portfolio companies, and we are confident that our approach will continue to yield positive results.

Commitment to ESG:

As a responsible and forward-thinking organization, we are committed to promoting Environmental, Social, and Governance (ESG) principles across all our investment activities. We firmly believe that integrating sustainability considerations into our decision-making process enhances long-term value for our shareholders while positively impacting society and the environment.

Outlook:

Looking ahead, we remain cautiously optimistic about the global economic landscape. We recognize that uncertainties and potential risks persist, but we are confident in our ability to adapt and navigate through changing market conditions successfully. Our commitment to staying at the forefront of innovation and identifying emerging trends will continue to drive our investment decisions.

Conclusion:

On behalf of the entire team at 180 Degree Capital, I would like to extend my heartfelt gratitude for your unwavering support and trust. Your confidence in our vision and approach inspires us to push boundaries and strive for excellence in everything we do.

As we move forward, we will continue to uphold our core values, pursue opportunities that align with our long-term goals, and remain committed to delivering value to our shareholders.

Thank you for being an essential part of our journey.

Sincerely,

[Fill in Name], Chief Executive Officer, 180 Degree Capital Corp.

(END)

Nah… Way too sugar coated and too many inaccurate comments. To start, we did not have a great quarter and ESG is not part of our investment activities. By now it should be obvious that I would never write such a letter as I have the propensity to simply tell it like it is.

Let’s try again ChatGPT… this time I asked it to, “Write a quarterly shareholder letter for 180 Degree Capital Corp. with negative performance.”:

(AUTHORED BY CHATGPT)

Dear Shareholders,

Subject: Update on Recent Quarter Performance

I hope this letter finds you well. I am writing to provide an honest and transparent assessment of our recent performance during what has undoubtedly been a challenging quarter for 180 Degree Capital Corp. Despite our best efforts and strategic planning, I regret to inform you that the results for this quarter have been disappointing.

Over the past three months, we have faced an array of unexpected hurdles that have significantly impacted our financial performance. The global economic landscape has been volatile, with various sectors experiencing uncertainty and turbulence. As a result, our portfolio companies have been subject to heightened market risks and unanticipated market fluctuations that have negatively affected our overall financial performance.

We must acknowledge that some of our investment decisions did not yield the expected returns, and our risk management strategies proved insufficient to mitigate the full impact of external market forces. While we strive for excellence and diligently analyze potential investments, the reality of investing entails inherent risks that are not always within our control.

The losses incurred during this quarter have been a sobering reminder of the importance of continuous evaluation and improvement of our investment strategies. We deeply regret any adverse impact this may have had on your investments and assure you that we are taking concrete steps to address the situation.

As a team, we have already begun an in-depth review of our investment processes to identify areas of improvement. We are actively engaging with our portfolio companies to support them during these challenging times and exploring potential opportunities for strategic realignments to bolster our future performance.

Furthermore, we are intensifying our efforts to diversify our investments to reduce overall risk exposure. Our priority remains on identifying companies with strong fundamentals, innovative business models, and robust management teams. While this may involve adopting a more cautious approach in the short term, we are confident that it will serve the best interests of our shareholders in the long run.

As we navigate through these trying times, we firmly believe in the inherent resilience of 180 Degree Capital Corp. and remain committed to delivering long-term value to our shareholders. We understand the importance of trust and confidence, and we assure you that we are working tirelessly to regain your trust through sound decision-making and rigorous risk management practices.

In the spirit of transparency, we will be hosting a virtual shareholder meeting next month to address any concerns you may have and provide a comprehensive update on our ongoing efforts to enhance performance and drive growth.

In conclusion, I want to extend my gratitude to each and every shareholder for your continued support and belief in 180 Degree Capital Corp. We recognize the responsibility we bear, and we are steadfast in our commitment to steer the company back on a path of success and prosperity.

If you have any questions or require further information, please do not hesitate to reach out to our Investor Relations team.

Thank you for your understanding and patience during this challenging period.

Sincerely,

[Fill in Name], Chief Executive Officer, 180 Degree Capital Corp

(END)

Wow, scary… scary good and well done, ChatGPT. Much better. Not a bad shareholder letter from an imposter. It is nothing I would write, but it sounds good and would have saved me a ton of time.

Alas, while I was trying out ChatGPT, I actually thought of some inspiration for me to write about in this shareholder letter. So, let’s go that route instead of finding the perfect ChatGPT-generated letter for you to ponder.

I saw a series of posts on Twitter (or X, or whatever Elon wants to call it) on the Navy Seals from a guy named Teddy Mitrosilis that I found thought provoking and pertinent as it related to how I think about investing in general and 180 in particular. It says:

“Navy SEALs are the most elite warriors on Earth. How do they become that way? By developing an unbreakable mindset. A large part of mindset is understanding what it is, why it matters and how to apply it. In simple terms, mindset is how you view and process the world around you. It influences how we think, feel and act in situations. Our mindset is impacting us (for better or worse) every moment of every day, whether we realize it or not. The SEALs teach 3 pillars of mindset: 1. Patient, 2. Process and 3. Deliberate.

1. Patient: We must be patient in 3 ways; with ourselves, with our teammates, with the process. We are going to make mistakes. It is part of the process of growth. When we do, patience will help us work through challenges, learn, and carry on. Our teammates are human. They will also make mistakes. Getting frustrated with a teammate does not help them or you. If you want a great teammate, start by being patient.

2. Process: Everything is a process. We cannot achieve a goal on the first step, and we cannot master a skill on day 1 of practicing it. Being patient with the process helps us be consistent. Relentless consistency over time wins. SEALs training is notoriously difficult. But SEALs often say there is no single element that is extraordinarily difficult and that everyone can complete each one. It is the totality that breaks people. When do you think most people quit in SEAL training? If you guessed Hell Week you would be wrong. Most people quit on the easiest evolutions and that is the beach run (no time requirement) where the catch is you do not know when it will end. You must run until the instructors tell you to stop. So why do so many quit when all they need to do is jog lightly? Because instead of thinking about the next step they wonder when it will end. They tell themselves they can't do this for hours or longer and become overwhelmed and mentally broken. The idea is to focus on what you are doing now, not later today, not tomorrow and not next week. Practice training your mind to be in THIS moment. And remember you will fail, and it is ok to fail. Just bring yourself back. Practice this consistently and you will quickly develop the muscle.

3. Deliberate: Being deliberate is the third pillar of mindset. Being deliberate means exercising self-control with both our actions and our speech. With regards to action, for SEALs this is obvious. Every physical action can mean life or death in combat. For Navy SEALs, this is obvious. Every physical action can mean life or death in combat. Although thankfully, for most of us this is not the case, our physical actions still matter and they keep us safe, healthy, and out of harm's way. With speech, the spoken word is powerful. If you talk to a Seal, you will notice most of them waste very few words and are extremely intentional in what they say. When things get hard, the power of our speech is amplified. Our tongue is our rudder. Pay attention to your words. What purpose do they serve? Do they supply energy or drain it? Be intentional.

Finally, when something goes wrong, the Navy SEALs look at each other and say, “FULL BENEFIT.” It's an instant mindset shift. For our normal lives, you could be hiking, and it starts pouring rain. Or you are driving, and your car breaks down. Or you are working on a project, and you lose a draft.”

For 180, it is buying a stock, the thesis changes for the worse and the stock declines. It is owning a stock that announces positive news, and its fundamentals improve, but the stock still goes down. Or, like we just experienced in Q2 2023, you have a rough quarter and lose 5.8% when your benchmark index is up 5.3%. FULL BENEFIT.

“Adversity is an opportunity to grow, to learn, to evolve, to get stronger and to become better. These moments forge us if we let them. The next time you are facing something hard, welcome it, work through the process, learn the lessons and reap the FULL BENEFIT.”

Now, I'm no Navy SEAL; not even close. They are an elite group of humans who possess extraordinary intelligence, discipline, focus, toughness, and consistency. I am, however, smart enough to know that if I apply their teachings to 180 and to investing, I’ll likely become a better investor, and the shareholders of 180 will benefit over the long term.

While we believe we own a collection of companies that we feel are poised to explode to the upside, and we come in every day hoping today is the day our performance will take off, we have, of late, left the office most days frustrated and wondering when the malaise will end. This cycle has led to thinking through a lot of SEAL teachings over the last quarter, and I keep beating them into my head on a daily basis. If there is one thing I have learned over the 30+ years of managing other people's money, it is that you do not change your stripes because your investment process is not the flavor of the day or because you had a run of challenging performance. Think like a Navy Seal. Being patient matters. Staying true to your process matters. Having discipline matters. FULL BENEFIT.

After five years of exceptional performance, the last 18 months have been extremely disappointing and frustrating. I have little desire to once again talk about the macro environment, point out how the Russell Microcap Index has underperformed every larger index in the United States, and how historically undervalued our companies are relative to themselves and to the market itself. What is most frustrating is that if you go back and read our last several shareholder letters, by and large, we have been fairly accurate with our view on how the economy will perform (we said it will be resilient). As we noted in our recent press release, “We run a highly concentrated portfolio and our returns will always be dependent on the companies we own and not only what happens with market indices” or the economy. That positioning is intentional.

It is almost comical at this point, how, no matter what news (even the good news variety) is announced by our companies, the read from the market is that such news is disregarded and has no impact on the share price or is perceived as or twisted to be negative and the stock goes down. I will provide some examples of that as this letter continues. But if there is news on Nvidia or another large-cap growth stock name…… Whatever, I get it. Because our companies are not covered as broadly as the larger cap names (that is obvious), their performance is much more unpredictable and specific company news, even positive, can go unnoticed or understood.

Unfortunately, we haven't had much great news to share with you in the last year and half, but that does not mean we will not in the second half of the year. In fact, we believe that certain catalysts could materialize over the ensuing months. These catalysts primarily center around the removal of capital structure overhangs through the refinancing of debt, completion of strategic transactions, and/or certain companies demonstrating better governance and alignment with all stakeholders. We currently believe that these catalysts, should they occur, have the potential to unlock significant value in many of our holdings.

I hope you all know me and Daniel by now. We and the rest of the management team are here for the shareholders. I happen to be the second largest shareholder of TURN, and Daniel is number six. We will always write our own shareholder letters, and we will be honest and transparent. If they are too wordy, so be it. Everyone will get the complete story from us, and they can make their own decisions about whether they want to invest in TURN. There will be no opaqueness, nor will we ever be cagey. Judging from our recent soft performance (versus excellence from our first five years) one would have thought an imposter like ChatGPT took over the management of 180 from us. They did not. Soft performance occurs. I know that because I have been working in the public markets since 1988 and managing money since 1993. We believe we have a group of highly valuable, and yet low valued businesses that are struggling to generate performance on a day-in-day-out basis. I am convinced better days are ahead for our companies and that the activism we have done (some external and some internal) will reap rewards over time. I talked above about how in this market, many of our stocks have not moved in lockstep with their improving fundamentals.

Take SNCR for example. We helped the company fix its balance sheet two years ago at a much higher price by replacing a very expensive perpetual preferred stock that limited the company’s flexibility to streamline its business with materially lower cost for financing and equity. Since then:

1.Management has run a much better business, achieving EBITDA estimates consistently higher than consensus analyst projections. Result: SNCR’s stock goes down
2.In March 2023, B. Riley presented a non-binding offer to purchase SNCR for $1.15 per share. This offer kickstarted a full strategic alternatives process. Result: SNCR’s stock cannot trade consistently above $1.00.
3.SNCR sells one of its non-core and least contributing assets that nobody even asks about when discussing the performance of the company for up to $14 million, with $7.5 million received at closing. Result: SNCR’s stock goes down.
4.In July 2023, SNCR successfully negotiated an extension of by far its largest contract to run Verizon’s personal cloud through 2030, an extension of five years. Result: SNCR’s stock increases by 2%.

Please don’t talk to me about SNCR’s aggregate revenue growth rate; the underlying business with the most value is growing and has the highest margins (70%+) of all of its businesses. Of course, every company has pluses and minuses. In the case of SNCR, however, the majority of the news has been good, not bad. The action of SNCR’s common stock is a complete head scratcher to us. I often ask myself what would have to happen to actually get SNCR to trade up? Coming up with a cure for cancer? An engine that would enable a plane to go from New York to London in two hours? It’s remarkable and frustrating all at the same time.

AREN is another one:

1.In a challenging ad environment, AREN continues to execute better than its peers with growing revenue and $100 million improvement in EBITDA. Result: AREN’s stock goes down.
2.In July 2023, the Wall Street Journal noted that Group Black is in talks to buy a stake in the company. Result: AREN’s stock increases briefly, but then resumes its decline.
3.AREN’s largest stockholder (and coincidentally largest debtholder) purchases over $1 million of AREN’s common stock in the open market. Result: AREN’s stock goes down.

Why has AREN’s stock been so weak? The only reason we can possibly come up with is that AREN has a material amount of debt on its balance sheet that technically comes due at the end of 2023. That debt is held by AREN’s largest shareholder, B. Riley, who has been purchasing common stock in the open market during this period of price weakness. Does anyone think that B. Riley would be purchasing common stock if it did not plan to renegotiate the debt and be the strong continued supporter of AREN and its common stockholders as they have always been? Are investors naïve?

The stock has cost us a nearly $1.00 drop in our NAV over the last year, and currently trades at a price that makes little sense to us. Will this decline change direction? We believe it will. When will it change? We don’t know, but we do think it will happen sooner rather than later. Value almost always wins out at the end of the day if investors have the ability to weather these weak periods.

SCOR is a similar story in that the market continues to discount the same news over and over and over again. Generally speaking, SCOR’s common stock has gone from over $5.00 to a 52-week low of $0.63 because its Board of Directors has thus far failed to act on suggestions that we and other investors have independently provided to them that we believe can reverse the trend of the shareholder destruction that has occurred under their watch. Our activism can be seen in many ways; sometimes in public letters to SCOR and other times it occurs behind the scenes. Our intention is always to be constructive and collaborative with the companies we own.

In the case of SCOR, we started with a sense of collaboration regarding our ideas for the company, but came to realize that its Board was being dismissive and unresponsive. We got back the usual “thank you for your letter, we will share it with the Board,” and then no action or only partial immaterial action would be taken. We realized quickly that the Board was supremely arrogant and seemingly lost with regards to how to create value for all stakeholders of SCOR and have instead been solely focused on creating value for preferred stockholders and themselves. The worst of the worst is the lead Independent Director, Brent Rosenthal, who has completely failed and has overseen a stock price that has declined 98% since his involvement, while at the same time receiving millions of dollars in compensation for his service as a failed Board member. The Board finally reduced its compensation by an average of 26% in 2023, but it remains above market, and the preferred stockholders are clipping coupons on their preferred stock and the board fees paid to some of SCOR’s Board who are also employees of those firms. The Board has taken small steps when more substantial action is immediately required. We have told the Board how this would play out for the common stock if they continue along their do-nothing path. We take no solace in having been right in our analysis. We just never thought they wouldn’t do anything to attack the capital structure and show better alignment amongst all stakeholders.

So, should SCOR’s Board continue to ignore their fiduciary responsibilities to common stockholders, we will resort to a series of fact-based public letters regarding the individuals on the Board who have hijacked what we believe to be SCOR’s valuable collection of data assets from the common stockholders and the employees of the company. If they don’t want to see their names attached to the level of performance they have generated over the duration of their oversight, then they should fix it with a series of actions that improve the capital structure, align themselves with common stockholders, and reverse the trend of the stock performance that has collapsed since their involvement. If they don’t want to take those steps, then they should be replaced with individuals who will take the required action. It is as simple as that. I would love nothing more than to thank them for their service and congratulate them in a public letter for taking actions that lead to the creation of shareholder value. The difference between SCOR’s Board and how we manage 180 Degree Capital is that when we have challenging quarters we tell you, we don’t excuse it, and we look for ways to act to fix it. I don’t care that we are small and the players on the Board are represented by John Malone’s Liberty Broadband, Robert Davenport at Cerberus, or Charter Communications. SCOR’s Board has a fiduciary duty to represent all stakeholders, and if they don’t want to see our public letters calling them out, then, once again, own the failure of your tenure and act now.

While it's patently obvious to anyone that the decline in the stock revolves around the inaction of SCOR’s Board, does that mean this is the right price for the business? In our view, there is no chance it is the right price. SCOR had the same structure two years ago when the stock traded around $5.00 per share. What has changed? In spite of weakness in the advertising market and increasing interest rates, SCOR’s fundamentals have materially improved. Two years ago, when the stock was $5.00, SCOR’s EBITDA was $32 million. The consensus analyst estimate according to Bloomberg for this year is $43 million and next year is $58 million. Somehow this story has evolved into an incessant, redundant, snake pit of shareholder obsession regarding the capital structure and the intentions of the preferred holders. We obviously understand the terms of the preferred stock, but we find it hard to fathom how this same “issue” is the reason for the stock to continue to decline every day. We firmly believe that $0.64 isn't the right price for the business. It would help if the Board would actually get a brain, a sense of urgency, some Wall Street smarts, some leadership and act like fiduciaries for all stakeholders. It really isn’t that complicated.

As far as the material increases and decreases in NAV this quarter, let's take a look at the individual contributors.

Largest decreases in the public portfolio in Q2 2023:1

a.Intevac, Inc. (IVAC): IVAC noted in its Q1 2023 earnings call that its program with Corning was delayed at least a quarter due to Corning's customer pushing out adoption of the new glass IVAC's tool was expected to enable. IVAC had used cash to build inventory for delivery of its tools with the expectation that the ramp would be faster than is now expected. Following that announcement, IVAC noted that Seagate cancelled over $50 million of tool orders that were expected to ship beginning in 2024. On June 13, 2023, IVAC announced its Board had retained Houlihan Lokey to explore strategic alternatives for the business. 180 sold 11% of its position at an average sale price of $7.06 per share. For the quarter, IVAC decreased NAV $0.25, or $2.5 million.

b.Comscore, Inc. (SCOR): SCOR missed estimates for Q1 2023 in what is a seasonally slow quarter, but reiterated guidance for generating free cash flow from operations and exiting 2023 with an EBITDA margin of approximately 15%. That said, SCOR's Board and its preferred stockholders did not take any steps to resolve concerns and ambiguity around the potential special dividend and misalignment between incentives for common and preferred stockholders. 180 continued its activist campaign with both public and private letters highlighting the lack of corporate governance and alignment of interests for all stakeholders to increase the price of SCOR's common stock. SCOR's preferred holders elected to defer their annual dividend of ~$15 million for future payment estimated to occur by the end of 2023, to provide additional cash for SCOR to invest in its business. For the quarter, SCOR decreased NAV by $0.21, or $2.2 million.

c.Parabellum Acquisition Partners, LLC.: Even though Parabellum Acquisition Corp, (“PRBM”) secured interest for ~$14-15 million investment from sponsors under terms that were publicly announced in mid-March 2023, on April 29, 2023, EnOcean gave notice to PRBM that it was terminating the business combination agreement between the two companies. On May 1, 2023, PRBM noted that its sponsors declined to invest additional capital to extend the life of the SPAC and it entered the process of liquidating the trust and winding down operations. 180 does not currently expect to receive any proceeds from the liquidation process of PRBM or its sponsor. For the quarter, Parabellum Acquisition Partners decreased NAV by $0.20, or $2 million.

Largest increases in the public portfolio in Q2 2023:1

a.Commercial Vehicle Group, Inc. (CVGI): CVGI reported better than expected results for Q1 2023 that included better pricing from its remaining contracts that were renegotiated in the quarter and the company provided overall strong guidance for the remainder of 2023. 180 sold 28% of its position at an average sale price per share of $10.31. For the quarter, CVGI increased NAV by $0.18, or $1.9 million.
_____________________
1. On an daily average shares outstanding basis during the period of 10,268,529.

b.D-Wave Quantum, Inc. (QBTS): QBTS reported weak results for the first quarter and a new debt facility from its largest shareholder for up to $50 million, with $15 million drawn initially and the next tranches available if the company achieves certain milestones. After selling off materially following earnings, QBTS appears to be the beneficiary of interest in AI-related stocks, and its stock price increased dramatically from the lows following earnings. With the stock above $1/share, QBTS now has access to its equity facility from Lincoln Park Capital. For the quarter, QBTS increased NAV by $0.11, or $1.2 million.

c.Potbelly Corporation (PBPB): PBPB pre-announced strong results for Q1 2023, across all financial and shop-level metrics that exceeded expectations and guidance. Its stock subsequently rose to a high over $11 per share during the quarter. 180 sold an additional 7% of its position at an average price of $8.96. After holding its full results in May 2023, PBPB's stock collapsed from $11 per share to $8 per share. While PBPB's results were positive overall, its lone analyst, Baird, materially reduced its earnings expectations for future years. Following this collapse, 180 purchased an additional 18,813 shares at an average price per share of $8.08. For the quarter, PBPB increased NAV by $0.07, or $0.7 million.

NET ASSET VALUE PER SHARE

Our NAV decreased this quarter from $6.52 to $6.22, a decrease of 4.6%. Our Fund has three principal components to the variance in our NAV: our public and public-related portfolio, our legacy private portfolio, and our expenses. For the quarter, our public and public related portfolio companies decreased our NAV by $0.34, our remaining private portfolio increased our NAV by $0.06, and our operating expenses decreased NAV by $0.08. In addition, the share repurchase program we initiated increased our NAV by $0.06.

	Quarter	YTD	1 Year	3 Year	5 Year	Inception to Date
	Q2 2023	Q4 2022- Q2 2023	Q2 2022- Q2 2023	Q2 2020- Q2 2023	Q2 2018- Q2 2023	Q4 2016- Q2 2023
Change in NAV	(4.6%)	(1.6%)	(25.5%)	(23.2%)	(28.8%)	(11.4%)

Change in Stock Price	(11.5%)	(15.7%)	(27.4%)	(14.8%)	(35.8%)	7.5%

Russell Microcap Index	5.3%	2.3%	6.6%	29.7%	10.6%	38.7%
Russell Microcap Value Index	4.8%	(0.7%)	3.2%	57.1%	18.9%	47.1%
Russell 2000	5.2%	8.1%	12.3%	36.0%	22.7%	51.4%

On a relative basis, TURN's stock price total return of +7.5% trailed the Russell Microcap Index total return of +38.7% since our inception as is shown in the chart below:

Investment Results Assuming an Initial Investment of $1,000 at the
Inception of 180 Degree Capital Corp. Versus The Russell Microcap Index
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
12/30/16
3/30/17
6/30/17
9/30/17
12/31/17
3/31/18
6/30/18
9/30/18
12/31/18
3/31/19
6/30/19
9/30/19
12/31/19
3/31/20
6/30/20
9/30/20
12/31/20
3/31/21
6/30/21
9/30/21
12/31/21
3/31/22
6/30/22
9/30/22
12/31/22
3/31/23
6/30/23
9/30/23
TURN
Russell Microcap Index

PUBLIC AND RELATED PORTFOLIO

In the chart below, you see our Q2 2023, YTD, one-year, three-year, five-year, and inception-to-date performance.

	Quarter	YTD	1 Year	3 Year	5 Year	Inception to Date
	Q2 2023	Q4 2022- Q2 2023	Q2 2022- Q2 2023	Q2 2020- Q2 2023	Q2 2018- Q2 2023	Q4 2016- Q2 2023
TURN Public Portfolio Gross Total Return (Excluding SMA Carried Interest)	(5.8%)	(0.5%)	(10.0%)	10.6%	31.9%	203.7%
TURN Public Portfolio Gross Total Return (Including SMA Carried Interest)	(5.8%)	(0.5%)	(10.0%)	18.0%	40.8%	223.6%

Russell Microcap Index	5.3%	2.3%	6.6%	29.7%	10.6%	38.7%
Russell Microcap Value Index	4.8%	(0.7%)	3.2%	57.1%	18.9%	47.1%
Russell 2000	5.2%	8.1%	12.3%	36.0%	22.7%	51.4%

We have achieved a +223.6% gross total return since the inception of 180 versus +38.7 % total return for the Russell Microcap Index, which we believe is a good period of time to evaluate whether or not we are good at what we say we are trying to do. The market for microcaps is filled with inefficiencies and asymmetric risk/reward characteristics. If you get your stock picking right, you can achieve outsized returns. Based on our research and analysis, we believe many of the individual companies we own have upside of 100% over a three-year period. We have permanent capital and the opportunity to take advantage of the current dislocation is easier for us because we don’t have to sell to service redemptions. Our permanent capital allows us to make rational decisions on our investments, and we believe this is a distinct advantage in regard to our ability to generate returns greater than the indices over an investment cycle. We are never forced to sell unless we believe we should for analytical and investment process reasons. We have seen the benefits of having permanent capital and our overall approach to investing since our inception, but we also aren't immune from periods of soft performance; we're living through one of those periods right now. Our -5.8% gross total return compared unfavorably with the +5.3% return for the Russell Microcap Index. Year-to-date, our -0.5% return is slightly behind the Russell Microcap Index return of +2.3% and slightly above the -0.7% return for the

Russell Microcap Value Index. We have intentionally created a concentrated portfolio that has very low correlation to the broad indices. We are aware of the potential for episodic returns for our holdings. We believe TURN will see gains from most of our investments, however we just can't say when.

LEGACY PRIVATE PORTFOLIO

180’s remaining private portfolio has only one material position, AgBiome. The total value of our remaining legacy private portfolio is approximately $8.6 million, of which approximately $6.2 million is AgBiome, and approximately $1.3 million are cash proceeds that we expect to receive in April 2024 from the sale of TARA Biosystems, Inc., to Valo Health, LLC. This past quarter, we had a markup in AgBiome based on market adjustment factors derived from comparable public companies. In total, the private portfolio increased our NAV by $0.06 this quarter. There really is not much more to add regarding the legacy portfolio as it now represents just 13.7% of our net assets. We took a business that was headed to zero and created a new business with a real future and a stable balance sheet.

EXPENSES

For Q2 2023 our regular operating expenses equaled approximately $879,000 versus approximately $741,000 in Q2 2022. We will maintain a lean cost structure (outside of fixed expenses for being a public company) focusing our expenses on activities solely designed to enhance our investment performance or to increase our revenues from managing outside capital. The increase in operating expenses was due primarily to the addition of Matt Epstein to our investment team late last summer. Matt brings a fresh perspective and complementary set of skills to the team, and we are pleased to have him aboard.

SHARE BUYBACK

We have spoken for a long time about our desire to be in a position to return capital to shareholders. While we recognize the importance of permanent capital, we decided to start making purchases from our announced share repurchase program and repurchased of a block of stock that was for sale. Buying a stock at $4.41 (excluding brokerage commissions) when NAV is more than 30% higher was accretive to our NAV, and such a repurchase should send a signal that we are serious about creating value for our shareholders. We find it remarkable that given all we have done to remake our balance sheet; we still trade at virtually the same discount to NAV that we had when the majority of our assets were in opaque private holdings. The cash outlay for this repurchase was less than 2.5% of our liquid assets, and we hope this is a message to shareholders that our share price is our number one priority. Our Board of Directors recently reauthorized the size of the share repurchase program to provide us with continued flexibility to take advantage of further extreme dislocations between our NAV and stock price.

CONCLUSION

While we are frustrated with our performance in Q2 2023, we used the quarter to position TURN to benefit should certain catalysts of our holdings occur down the road. We believe several catalysts may occur in the second half of 2023, and we will continue to use our constructive activism to drive these events to completion where possible. We will attempt to make ourselves smarter by adhering to the valuable lessons for how the Navy SEALs operate. Rather than waste time and energy whining about Q2 2023, we continue to believe there will be a day when we reap the FULL BENEFIT from taking actions designed to create value for TURN’s stockholders over time. As a reminder, I don’t own 667,440 shares of TURN stock purchased in the open market with after-tax dollars for kicks.

As always, thank you for your support.

Best Regards,
Kevin Rendino
Chairman and Chief Executive Officer

Forward-Looking Statements and Disclaimers

This shareholder letter may contain statements of a forward-looking nature relating to future events. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. These statements reflect the Company's current beliefs, and a number of important factors could cause actual results to differ materially from those expressed in this press release. Please see the Company's securities filings filed with the Securities and Exchange Commission for a more detailed discussion of the risks and uncertainties associated with the Company's business and other significant factors that could affect the Company's actual results. Except as otherwise required by Federal securities laws, the Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties. The reference and link to any websites have been provided as a convenience, and the information contained on such website is not incorporated by reference into this shareholder letter. 180 Degree Capital Corp. is not responsible for the contents of third-party websites. The information discussed above is solely the opinion of 180 Degree Capital Corp. Any discussion of past performance is not an indication of future results. Investing in financial markets involves a substantial degree of risk. Investors must be able to withstand a total loss of their investment. The information herein is believed to be reliable and has been obtained from sources believed to be reliable, but no representation or warranty is made, expressed or implied, with respect to the fairness, correctness, accuracy, reasonableness or completeness of the information and opinions.

180 DEGREE CAPITAL CORP. CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

June 30, 2023
ASSETS
Investments in securities and other financial instruments, at value:
Unaffiliated publicly traded equity and equity-related securities (cost: $32,529,020)	$26,013,273
Unaffiliated legacy privately held equity and equity-related securities (cost: $8,875,116)	6,573,355
Non-controlled affiliated publicly traded equity and equity-related securities (cost: $39,846,136)	26,983,897
Non-controlled affiliated legacy privately held equity and equity-related securities (cost: $6,496,930)	203,436
Controlled affiliated equity and equity-related securities (cost: $2,923,003)	0
Unaffiliated derivative securities (cost: $113,639)	0
Non-controlled affiliated derivative securities (cost: $224,849)	419,795
Unaffiliated rights to payments (cost: $2,252,034)	1,822,420
Unaffiliated money market fund securities (cost: $120,517)	120,517
Cash	376,397
Receivable from securities sold	261,217
Receivable from managed funds	152,151
Prepaid expenses	131,922
Lease asset	54,296
Other assets	23,517
Other receivables	3,198
Total assets	$63,139,391
LIABILITIES & NET ASSETS

Post-retirement plan liabilities	$624,296
Accounts payable and accrued liabilities	250,296
Lease obligation	54,296
Total liabilities	$928,888
Commitments and contingencies (Note 10)
Net assets	$62,210,503
Net assets are comprised of:
Preferred stock, $0.10 par value, 2,000,000 shares authorized; none issued	$0
Common stock, $0.03 par value, 15,000,000 shares authorized; 11,541,079 issued	334,594
Additional paid in capital	115,687,138
Total accumulated distributable loss	(47,550,306)
Treasury stock, at cost 1,540,938 shares	(6,260,923)
Net assets	$62,210,503
Shares outstanding	10,000,141
Net asset value per outstanding share	$6.22

The accompanying notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

Six Months Ended June 30, 2023
Income:
Dividend	$27,653
Interest-Unaffiliated money market fund securities	21,594
Total income	49,247
Operating fees and expenses:
Salaries, bonus and benefits	991,957
Professional	261,703
Administration and operations	243,374
Directors	137,267
Insurance	115,716
Rent	17,598
Custody	15,999
Other	4,825
Total operating expenses	1,788,439
Net investment loss before income tax expense	(1,739,192)
Income tax expense	808
Net investment loss	(1,740,000)
Net realized gain (loss) from investments:
Unaffiliated publicly traded equity and equity-related securities	5,059,957
Unaffiliated legacy privately held equity and equity-related securities	(233,845)
Non-controlled affiliated publicly traded equity and equity-related securities	980,569
Net realized gain from investments	5,806,681
Sale of equity-180 Degree Capital BD, LLC (Note 2)	100,000
Net realized gain	5,906,681
Change in unrealized (depreciation) appreciation on investments:
Unaffiliated publicly traded equity and equity-related securities	(2,976,877)
Unaffiliated legacy privately held equity and equity-related securities	295,212
Non-controlled affiliated publicly traded equity and equity-related securities	(550,352)
Non-controlled affiliated legacy privately held equity and equity-related securities	44,550
Controlled affiliated equity and equity-related securities	(2,706,572)
Unaffiliated rights to payments	48,110
Net change in unrealized depreciation on investments	(5,845,929)
Net realized gain and change in unrealized depreciation on investments	60,752
Net decrease in net assets resulting from operations	$(1,679,248)
The accompanying notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED STATEMENT OF CASH FLOWS (UNAUDITED)

Six Months Ended June 30, 2023
Cash flows provided by operating activities:
Net decrease in net assets resulting from operations	$(1,679,248)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
Net realized gain from investments	(5,906,681)
Net change in unrealized depreciation on investments	5,845,929
Depreciation of fixed assets	4,936
Purchase of unaffiliated publicly traded equity and equity-related securities	(14,145,056)
Purchase of non-controlled affiliated publicly traded equity and equity-related securities	(1,906,745)
Purchase of unaffiliated money market fund securities	(120,517)
Proceeds from sale of unaffiliated publicly traded equity and equity-related securities	16,384,315
Proceeds from sale of non-controlled affiliated publicly traded and equity-related securities	2,233,267
Distribution from unaffiliated rights to payments	1,068,504
Proceeds from sale equity of 180 Degree Capital BD, LLC	100,000
Changes in assets and liabilities:
Decrease in prepaid expenses	118,517
Increase in receivable from securities sold	(152,705)
Increase in other assets	(3,304)
Increase in other receivables	(920)
Decrease in post-retirement plan liabilities	(21,341)
Decrease in accounts payable and accrued liabilities	(227,921)
Decrease in payable for securities purchased	(210,971)
Net cash provided by operating activities	1,380,059
Cash flows from investing activities
Purchase of fixed assets	(3,723)
Net cash used in investing activities	(3,723)
Cash flows from financing activities
Purchase of treasury stock	(1,655,398)
Net cash used in financing activities	(1,655,398)
Net decrease in cash	(279,062)
Cash at beginning of the period/year	655,459
Cash at end of the period/year	$376,397
Supplemental disclosures of cash flow information:
Income taxes paid	$808

The accompanying notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2023	Year Ended December 31, 2022
	UNAUDITED
Changes in net assets from operations:
Net investment loss	$(1,747,000)	$(2,583,203)
Net realized gain	5,906,681	2,204,654
Net change in unrealized depreciation on investments	(5,845,929)	(44,652,254)
Net decrease in net assets resulting from operations	(1,686,248)	(45,030,803)

Changes in net assets from capital stock transactions:
Treasury stock purchase	(1,655,398)	0
Net decrease in net assets resulting from capital stock transactions	(1,655,398)	0
Net decrease in net assets	(3,341,646)	(45,030,803)
Net Assets:
Beginning of the period/year	65,545,149	110,575,952
End of the period/year	$62,203,503	$65,545,149

The accompanying notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED FINANCIAL HIGHLIGHTS

	Six Months Ended June 30, 2023		Year Ended Dec. 31, 2022		Year Ended Dec. 31, 2021		Year Ended Dec. 31 2020#		Year Ended Dec. 31 2019#		Year Ended Dec. 31, 2018#
	(UNAUDITED)
Per Share Operating Performance:
Net asset value per share, beginning of the period/year	$6.32		$10.66		$9.28		$9.18		$7.92		$7.80
Net investment loss*	(0.17)		(0.25)		(0.33)		(0.05)		(0.48)		(0.21)
Net realized gain (loss) from investments*	0.58		0.21		0.20		(0.11)		0.93		(0.75)
Net change in unrealized (depreciation) appreciation on investments and options*[1]	(0.57)		(4.30)		1.51		0.26		0.81		1.08
Total from investment operations*	(0.16)		(4.34)		1.38		0.10		1.26		0.12

Net increase as a result of purchase of treasury stock	0.06		0.00		0.00		0.00		0.00		0.00
Net (decrease) increase in net asset value	(0.10)		(4.34)		1.38		0.10		1.26		0.12
Net asset value per share, end of the period/year	$6.22		$6.32		$10.66		$9.28		$9.18		$7.92

Stock price per share, end of the period/year	$4.45		$5.28		$7.35		$6.66		$6.45		$5.25
Total return based on stock price	(15.72)%		(28.16)%		10.36%		3.26%		22.86%		(11.17)%
Supplemental Data:
Net assets, end of the period/year	$62,203,503		$65,545,149		$110,575,952		$96,317,794		$95,213,639		$82,034,768
Ratio of expenses to average net assets	2.76%	2	3.20%	^	5.87%	^	4.61%	^	6.42%	^	3.63%	^
Ratio of net investment loss to average net assets	(2.19)%	2	(2.88)%		(3.26)%		(0.59)%		(5.42)%		(2.82)%
Portfolio turnover	24.71%		30.95%		44.46%		35.16%		30.17%		20.43%
Number of shares outstanding, end of the period/year	10,000,141		10,373,820		10,373,820		10,373,820		10,373,820		10,373,820

# Reflect a 1-for-3 reverse stock split that became effective on January 4, 2021.
* Based on average shares outstanding.
^ The Company has entered into an expense offsetting arrangement with one of its unaffiliated brokers relating to broker fees paid. The total broker fee charged to the Company was applied as a credit to fees charged by an affiliate of the unaffiliated broker who the Company subscribes to for data services billed during the year. The Company received an offset to expense totaling approximately $20,600, $84,800, $31,900, $15,700, and $17,500 with that broker for the years ended December 31, 2022-2018, respectively.

1 Net unrealized losses include rounding adjustments to reconcile change in net asset value per share.
2 Not annualized.

The accompanying notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2023 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Investments in Unaffiliated Equity and Equity-Related Securities (2) -
52.6% of net assets at value

Unaffiliated Publicly Traded Equity and Equity-Related Securities -
41.8% of net assets at value

Ascent Industries Co. (3)		Steel
Manufactures metals and chemicals
Common Stock	(M) (L2)		300,435	$3,198,566	$2,730,954

Brightcove, Inc. (3)		Internet Services & Infrastructure
Provides video hosting and publishing services
Common Stock	(L1)		265,900	1,306,454	1,066,259

Commercial Vehicle Group, Inc. (3)		Construction Machinery & Heavy Trucks
Supplier of vehicle components
Common Stock	(L1)		376,136	2,189,776	4,175,110

D-Wave Quantum, Inc. (3)(4)		Technology Hardware, Storage & Peripherals
Develops high-performance quantum computing systems
Common Stock	(L1)		770,000	1,045,355	1,609,300

Intevac, Inc. (3)		Technology Hardware, Storage & Peripherals
Develops solutions for the application and engineering of thin-films
Common Stock	(L1)		939,337	4,337,708	3,522,514

Lantronix, Inc. (3)		Communications Equipment
Provides secure data access and management solutions
Common Stock	(L1)		746,413	3,795,733	3,142,399

The accompanying notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2023 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Investments in Unaffiliated Equity and Equity-Related Securities (2) -
52.6% of net assets at value (cont.)

Unaffiliated Publicly Traded Equity and Equity-Related Securities -
41.8% of net assets at value (cont.)

MamaMancini's Holdings, Inc. (3)		Packaged Foods & Meats
Sells specialty pre-prepared and refigerated foods
Common Stock	(L1)		578,989	$1,447,473	$1,748,547

Quantum Corporation (3)		Technology Hardware, Storage & Peripherals
Provides high-density data storage and high-speed data processing solutions
Common Stock	(L1)		3,221,192	8,787,175	3,478,887

Rayonier Advanced Materials, Inc. (3)		Specialty Chemicals
Produces specialty cellulose fibers
Common Stock	(L1)		652,826	3,665,500	2,794,095

RF Industries, Ltd. (3)		Electronic Manufacturing Services
Provides products that enable wired and wireless communications
Common Stock	(L1)		420,532	2,755,280	1,745,208

Total Unaffiliated Publicly Traded Equity and Equity-Related Securities (cost: $32,529,020)					$26,013,273

The accompanying notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2023 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Investments in Unaffiliated Equity and Equity-Related Securities (2) -
52.6% of net assets at value (cont.)

Unaffiliated Money Market Fund Securities -
0.2% of net assets at value

JPMorgan 100% U.S. Treasury Securities Money Market Fund - Capital
Common Stock (Yield 4.99%)	(L1)		120,517	$120,517	$120,517

Total Unaffiliated Money Market Fund Securities (cost: $120,517)					$120,517

Unaffiliated Legacy Privately Held Equity and Equity-Related Securities -
10.6% of net assets at value

AgBiome, LLC (3)(5)		Fertilizers & Agricultural Chemicals
Develops agricultural products that reduce risk and improve yield
Series A-1 Convertible Preferred Units (acquired 1/30/13)	(H) (L3)		2,000,000	$2,000,000	$4,780,742
Series A-2 Convertible Preferred Units (acquired 4/9/13-10/15/13)	(H) (L3)		417,392	521,740	999,110
Series B Convertible Preferred Units (acquired 8/7/15)	(H) (L3)		160,526	500,006	398,249
				3,021,746	6,178,101

AutoTech Ventures Management I, LLC (5)(6)		Asset Management & Custody Banks
Venture capital investing in automotive-related companies
LLC Interests (acquired 12/1/17)	(M) (L3)		0	0	218,534

Magnolia Neurosciences Corporation (3)(5)(7)(8)		Pharmaceuticals
Develops novel therapeutics for treatment of neurodegeneration
Series A Convertible Preferred Stock (acquired 8/3/18)	(I) (L3)		862,872	748,536	121,108

The accompanying notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2023 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Investments in Unaffiliated Equity and Equity-Related Securities (2) -
52.6% of net assets at value (cont.)

Unaffiliated Legacy Privately Held Equity and Equity-Related Securities -
10.6% of net assets at value (cont.)

Nanosys, Inc. (3)(5)(7)(9)		Specialty Chemicals
Develops inorganic nanowires and quantum dots for use in LED-backlit devices
Series A-1 Convertible Preferred Stock (acquired 5/22/21)	(I) (L3)		496,572	$496,573	$23,058
Series A-2 Convertible Preferred Stock (acquired 5/22/21)	(I) (L3)		2,232,001	4,500,003	16,140
				4,996,576	39,198

Ravenna Pharmaceuticals, Inc. (3)(5)(7)(8)(10)		Pharmaceuticals
Holding company for intellectual property in oncology therapeutics
Common Stock (acquired 5/14/20-8/26/21)	(M) (L3)		2,785,274	108,258	16,414

Total Unaffiliated Legacy Privately Held Equity and Equity-Related Securities (cost: $8,875,116)					$6,573,355

Total Investments in Unaffiliated Equity and Equity-Related Securities (cost: $41,524,653)					$32,707,145

The accompanying notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2023 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Investments in Non-Controlled Affiliated Equity and Equity-Related Securities (2) -
43.7% of net assets at value

Non-Controlled Affiliated Publicly Traded Equity and Equity-Related Securities -
43.4% of net assets at value

Arena Group Holdings, Inc. (3)(11)		Interactive Media & Services
Provides a shared digital publishing, advertising and distribution platform
Common Stock	(L1)		989,464	$9,803,214	$4,531,745

Comscore, Inc. (3)(11)		Advertising
Provides technology and services that measure audiences, brands and consumer behavior
Common Stock	(L1)		5,949,217	11,757,108	4,818,866

Potbelly Corporation (3)(11)		Restaurants
Operates a chain of sandwich shops
Common Stock	(L1)		1,343,332	6,127,504	11,794,455

Synchronoss Technologies, Inc. (3)(11)		Application Software
Provides white-label cloud storage, messaging and other digital analytic services
Common Stock	(L1)		6,284,395	12,158,310	5,838,831

Total Non-Controlled Affiliated Publicly Traded Equity and Equity-Related Securities (cost: $39,846,136)					$26,983,897

The accompanying notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2023 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Investments in Non-Controlled Affiliated Equity and Equity-Related Securities (2) -
43.7% of net assets at value (cont.)

Non-Controlled Affiliated Legacy Privately Held Equity and Equity-Related Securities -
0.3% of net assets at value

EchoPixel, Inc. (3)(5)(7)		Health Care Equipment
Develops virtual reality 3-D visualization software for life sciences and health care applications
Series Seed Convertible Preferred Stock (acquired 6/21/13-6/30/14)	(I) (L3)		4,194,630	$1,250,000	$104,680
Series Seed-2 Convertible Preferred Stock (acquired 1/22/16)	(I) (L3)		1,476,668	500,000	37,688
Series A-2 Convertible Preferred Stock (acquired 3/23/17)	(I) (L3)		1,471,577	350,000	61,068
				2,100,000	203,436

HALE.life Corporation (3)(5)(7)		Health Care Technology
Develops a platform to facilitate precision health and medicine
Common Stock (acquired 3/1/16)	(I) (L3)		1,000,000	10	0
Series Seed-1 Convertible Preferred Stock (acquired 3/28/17)	(I) (L3)		11,000,000	1,896,920	0
Series Seed-2 Convertible Preferred Stock (acquired 12/28/18)	(I) (L3)		12,083,132	2,500,000	0
				4,396,930	0

Total Non-Controlled Affiliated Legacy Privately Held Equity and Equity-Related Securities (cost: $6,496,930)					$203,436

Total Investments in Non-Controlled Affiliated Equity and Equity-Related Securities (cost: $46,343,066)					$27,187,333

The accompanying notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2023 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Controlled Affiliated Equity and Equity-Related Securities (2) -
0.0% of net assets at value

Parabellum Acquisition Partners, LLC (3)(5)(8)		Specialized Finance
Holding company for Special Purpose Acquisition Company (SPAC) interests
Membership Units (acquired 4/22/21)	(I) (L3)		693,151	$2,923,003	$0

Total Controlled Affiliated Equity and Equity-Related Securities (cost: $2,923,003)					$0

Total Investments in Publicly Traded Equity and Equity-Related Securities, Money Market Fund Securities, and Legacy Privately Held Equity and Equity-Related Securities (cost: $90,790,722)					$59,894,478

Derivative Securities -
0.7% of net assets at value

Unaffiliated Derivative Securities (2) -
0.0% of net assets at value

Magnolia Neurosciences Corporation (3)(5)(7)(8)		Pharmaceuticals
Developed neurodegeration therapeutics
Warrants for the Purchase of Common Stock expiring 8/3/28 (acquired 8/26/21)	(I) (L3)		138,059	$112,854	$0

OpGen, Inc. (3)		Biotechnology
Developing genomic analysis tools
Warrants for the Purchase of Common Stock expiring 2/17/25 (acquired 5/5/15)	(I) (L3)		3	785	0

Total Unaffiliated Derivative Securities (cost: $113,639)					$0

Non-Controlled Affiliated Derivative Securities (2) -
0.7% of net assets at value

Potbelly Corporation (3)(11)		Restaurants
Operates a chain of sandwich shops
Warrants for the Purchase of Common Stock expiring 2/12/26 (acquired 2/10/21)	(I) (L3)		80,605	$224,849	$419,795

Total Non-Controlled Affiliated Derivative Securities (cost: $224,849)					$419,795

Total Derivative Securities (cost: $338,488)					$419,795

Total Investments (cost: $91,129,210)					$60,314,273

The accompanying notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP. CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2023 (UNAUDITED)

Method of Valuation (1)	Industry	Shares/Units	Cost	Value

Other Financial Instruments (12) -

Unaffiliated Rights to Payments (Illiquid) (2) -
2.9% of net assets at value

Rights to Milestone Payments from Acquisition of BioVex Group, Inc. (acquired 3/4/11) (3)(5)(7)(13)	(I) (L3)	Biotechnology	$548,998	$548,998	$0

Rights to Milestone Payments from Acquisition of TARA Biosystems, Inc. (acquired 4/1/22) (3)(5)(7)(14)	(I) (L3)	Pharmaceuticals	$1,703,036	1,703,036	1,822,420

Total Unaffiliated Rights to Payments (cost: $2,252,034)					$1,822,420

Total Investments in Publicly Traded and Privately Held Equity, Money Market Fund Securities and Equity-Related Securities, Derivative Securities and Other Financial Instruments (cost: $93,381,244)					$62,136,693

The accompanying notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2023
(UNAUDITED)

Notes to Consolidated Schedule of Investments

(1)See Note 2. Summary of Significant Accounting Policies: Portfolio Investment Valuations.
(2)Investments in unaffiliated securities consist of investments in which the Company owns less than five percent of the voting shares of the portfolio company. Investments in non-controlled affiliated securities consist of investments in which the Company owns five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where the Company controls one or more seats on the portfolio company’s board of directors but do not control the company. Investments in controlled affiliated securities consist of investments in which the Company owns 25 percent or more of the outstanding voting rights of the portfolio company or otherwise control the company, including control of a majority of the seats on the board of directors, or more than 25 percent of the seats on the board of directors, with no other entity or person in control of more director seats than us.
(3)Represents a non-income producing investment. Investments that have not paid dividends or interest within the last 12 months or are on non-accrual status for at least 12 consecutive months are considered to be non-income producing.
(4)D-Wave Quantum Inc., ("QBTS") was formed through the merger of D-Wave Systems, Inc., and DPCM Capital, Inc., a special purpose acquisition company (SPAC). D-Wave Systems, Inc. was a legacy private portfolio holding of the Company. The Company initially invested in D-Wave Systems, Inc. starting in 2008 and through 2014, acquiring various classes of preferred stock. While the shares of QBTS owned by the Company are registered, the Company entered into a lockup agreement with QBTS that prevented the Company from trading or hedging these shares until February 5, 2023. As of that date, the Company's shares of common stock of QBTS are no longer subject to lockup restrictions.
(5)The Company is subject to legal restrictions on the sale of all or a portion of our investment(s) in this company. The total amount of restricted securities held is $8,599,211, or 13.8 percent of net assets.
(6)The Company received LLC Interests of 1.25 percent in AutoTech Ventures Management I, LLC ("AutoTech") pursuant to an Administrative Services Agreement between us and AutoTech and due to us following the termination of a former employee of the Company. These LLC Interests were separate from the compensation received for providing the administrative services under the agreement that were paid in cash. The LLC interests have a capital percentage of 0 percent.
(7)These securities are held by the Company's wholly owned subsidiary, 180 Degree Private Holdings, LLC ("180PH"), which were transferred from the Company to 180PH in the fourth quarter of 2020. The acquisition dates of the securities reflect the dates such securities were obtained by the Company rather than the transfer date.
(8)Represents a non-operating entity that exists to collect future payments from licenses or other engagements, monetize assets for future distributions to investors and debt holders, or is in the process of shutting down and distributing remaining assets according to a liquidation waterfall.
(9)The Company invested in Nanosys, Inc. in rounds of financing that occurred in 2003, 2004 and 2005. In May 2021, Nanosys completed a restructuring of its capitalization table that resulted in shares of Series C and Series D Preferred Stock being converted into shares of Series A-2 Preferred Stock and Series E Preferred Stock being converted into shares of Series A-1 Preferred Stock. The date of acquisition listed reflects the date of this conversion rather than the date of our investment in the company.
(10)The Company received shares of Ravenna Pharmaceuticals, Inc., as part of the consideration of the acquisition of Petra Pharma Corporation.
(11)The Company is the Investment Manager of separately managed accounts ("SMAs") that owns shares of these portfolio companies. Under our investment management agreement for the SMAs, the Company has the right to control the votes of the securities held by the SMAs. The Company has voting ownership between 5 percent and 25 percent in these companies when the shares held by us and our SMAs are aggregated.
(12)Other financial instruments are holdings of the Company that do not meet the definition of a security or a derivative.
The accompanying notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2023
(UNAUDITED)

(13)If all the remaining milestones are met, the Company would receive approximately $4.1 million. There can be no assurance as to how much of these amounts the Company will ultimately realize or when they will be realized, if at all.
(14)If all the remaining milestones are met and the time-based payments are completed, the Company would receive approximately $4.6 million. Of this amount, approximately $1.3 million is due to be paid to the Company on April 1, 2024. There can be no assurance as to how much of the milestone-based payments will ultimately be realized or when they will be realized, if at all.

The accompanying notes are an integral part of these unaudited consolidated financial statements.

180 DEGREE CAPITAL CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 1. THE COMPANY

180 Degree Capital Corp. (including its wholly owned subsidiaries the "Company," "us," "our" and "we"), withdrew its election to be treated as a business development company on March 30, 2017, and subsequently returned to its prior status as a registered non-diversified closed-end management investment company ("Closed-End Fund" or "CEF") under the Investment Company Act of 1940 (the "1940 Act"). We operate as an internally managed investment company whereby our officers and employees, under the general supervision of our Board of Directors, conduct our operations. As of May 22, 2020, we are also registered with the Securities and Exchange Commission as a Registered Investment Adviser under the Investment Advisers Act of 1940 (the "Advisers Act").

180 Degree Private Holdings, LLC ("180PH"), is a wholly owned limited liability company that was created in October 2020 to hold certain of the Company's securities of privately held companies. 180PH was consolidated for financial reporting purposes and is a disregarded entity for tax purposes under the Code.

180 Degree Capital BD, LLC ("180BD") was a 100 percent owned subsidiary of the Company that was sold to an unrelated buyer and the transaction closed in February 2023. 180BD was registered by the Company as a broker-dealer with the Financial Industry Regulatory Authority ("FINRA") that was formed to provide services to the Company related to fundraising for co-investment funds and not for investment returns. Historically, the Company consolidated 180BD for financial reporting purposes.

The Company is the Managing Member of 180 Degree Capital Management, LLC ("180CM"), a limited liability company formed to facilitate the opportunity for interested investors to co-invest alongside the Company in individual publicly traded portfolio companies. As of June 30, 2023, the Company has no capital under management in 180CM.

The Company is the General Partner of 180 Phoenix Fund, L.P. ("180 Phoenix"), a limited partnership formed to facilitate management of a fund that was formed to co-invest alongside the Company in its publicly traded companies on an on-going basis. As of June 30, 2023, 180 Phoenix did not have any capital under management.

As of June 30, 2023, the Company manages approximately $13.5 million in net assets in two separately managed accounts ("SMA").

The Company may, in certain cases, receive management fees and carried interest on profits generated on invested capital from any capital under management if and when capital is raised and if and when profits are realized, respectively. The Company does not consolidate the operations of any capital managed in separate series of 180CM, or in the separately managed accounts, and it does not expect to consolidate the operations of any capital managed in 180 Phoenix if and when the entity has capital under management.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed in the preparation of the consolidated financial statements:

Principles of Consolidation. The consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the US ("GAAP") and Articles 6 and 12 of Regulation S-X of the Securities Exchange Commission ("SEC") and include the accounts of the Company and its wholly owned subsidiaries. The Company is an investment company following accounting and reporting guidance in Accounting Standards Codification 946. In accordance with GAAP and Regulation S-X under 17 C.F.R. Part 210, the Company may only consolidate its interests in investment company subsidiaries and controlled operating companies whose business consists of providing services to the Company. Prior to February 2023, our wholly owned subsidiary, 180BD, was a controlled operating company that provided services to us and was, therefore, consolidated. 180PH is a controlled operating company that provide services to us and is, therefore, consolidated. All significant intercompany accounts and transactions were eliminated in the prior period consolidated financial statements.

Accounting Standards Codification (ASC) Topic 810, "Consolidation”, provides guidance on the consolidation of financial statements when a company has control over another entity. ASC 810-10-40 addresses the accounting for the deconsolidation of a subsidiary and outlines the criteria for determining when to deconsolidate a subsidiary. The Company derecognized 180BD as the Company ceased to have a controlling financial interest of 180BD as of February 2023, following the sale of its equity of 180BD to an unrelated third party. The Company recognized $100,000 in net realized gain on the deconsolidation.

Use of Estimates. The preparation of the consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and contingent assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from these estimates, and the differences could be material. The most significant estimates relate to the fair valuations of our investments.

Portfolio Investment Valuations. Investments are stated at "value" as defined in the 1940 Act and in the applicable regulations of the SEC and in accordance with GAAP. Value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) the fair value as determined in good faith by, or under the direction of, the Board of Directors for all other assets. The Valuation Committee, comprised of all of the independent Board members, is responsible for determining the valuation of the Company’s assets within the guidelines established by the Board of Directors, pursuant with SEC Rule 2a-5. The Valuation Committee receives information and recommendations from management. An independent valuation firm also reviews select portfolio company valuations. The independent valuation firm does not provide independent valuations. The fair values assigned to these investments are based on available information and do not necessarily represent amounts that might ultimately be realized when that investment is sold, as such amounts depend on future circumstances and cannot reasonably be determined until the individual investments are actually liquidated or become readily marketable. The Valuation Committee values the Company's investment assets as of the end of each calendar quarter and as of any other time requested by the Board of Directors.

Accounting Standards Codification Topic 820, "Fair Value Measurements," ("ASC 820") defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). It applies fair value terminology to all valuations whereas the 1940 Act applies market value terminology to readily marketable assets and fair value terminology to other assets.

The main approaches to measuring fair value utilized are the market approach, the income approach and the hybrid approach.

•Market Approach (M): The market approach focuses on inputs and not techniques. The market approach may use quantitative inputs such as prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities and the values of market multiples derived from a set of comparable companies. The market approach may also use qualitative inputs such as progress toward milestones, the long-term potential of the business, current and future financing requirements and the rights and preferences of certain securities versus those of other securities. The selection of the relevant inputs used to derive value under the market approach requires judgment considering factors specific to the significance and relevance of each input to deriving value.
•Income Approach (I): The income approach focuses on techniques and not inputs. The income approach uses valuation techniques to convert future amounts (for example, revenue, cash flows or earnings) to a single present value amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Those valuation techniques include present value techniques; option-pricing models, such as the Black-Scholes-Merton formula (a closed-form model) and a binomial model (a lattice model), which incorporate present value techniques; and the multi-period excess earnings method, which is used to measure the fair value of certain assets.
•Hybrid Approach (H): The hybrid approach uses elements of both the market approach and the income approach. The hybrid approach calculates values using the market and income approach, individually. The resulting values are then distributed among the share classes based on probability of exit outcomes.

ASC Topic 820 classifies the inputs used to measure fair value by these approaches into the following hierarchy:

•Level 1 (L1): Unadjusted quoted prices in active markets for identical assets or liabilities;

•Level 2 (L2): Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices in active markets for similar assets or liabilities, or quoted prices for identical or similar assets or liabilities in markets that are not active, or inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument. Level 2 inputs are in those markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers; and

•Level 3 (L3): Inputs to the valuation methodology are unobservable and significant to the fair value measurement. Unobservable inputs are those inputs that reflect our own assumptions that market participants would use to price the asset or liability based upon the best available information.

Financial assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement and are not necessarily an indication of risks associated with the investment.

As of June 30, 2023, our financial statements include investments fair valued by the Board of Directors of $11,749,960. The fair values were determined in good faith by, or under the direction of, the Board of Directors. The fair value amount includes the values of our investments in legacy privately held companies and rights to future milestone payments, as well as our membership units of Parabellum Acquisition Holdings, LLC, our warrants of OpGen, Inc. and Potbelly Corporation, and our common stock of Ascent Industries Co. which are securities of publicly traded companies.

Cash. Cash includes demand deposits. Cash is carried at cost, which approximates fair value.

Unaffiliated Rights to Payments. At June 30, 2023, the outstanding potential milestone payments from Amgen, Inc.’s acquisition of BioVex Group, Inc., were valued at $0. At June 30, 2023, the outstanding potential milestone and time-based payments from the acquisition of TARA Biosystems, Inc., by Valo Health, LLC were valued at $1,822,420. The milestone payments are valued using the probability-adjusted, present value of proceeds from future payments that would be due upon successful completion of certain regulatory milestones. There can be no assurance as to how much of the amounts related to milestone payments that we will ultimately realize or when they will be realized, if at all. The time-based payments are valued using a discount for time-value of money that includes estimated default risk of the acquirer.

Prepaid Expenses. We include prepaid insurance premiums in "Prepaid expenses." Prepaid insurance premiums are recognized over the term of the insurance contract and are included in "Insurance" in the Company's Consolidated Statement of Operations.

Property and Equipment. Property and equipment are included in "Other assets" and are carried at $14,056 at June 30, 2023, representing cost of $229,818, less accumulated depreciation of $215,762. Depreciation is provided using the straight-line method over the estimated useful lives of the property and equipment. We estimate the useful lives to be five to ten years for furniture and fixtures, and three years for computer equipment.

Post-Retirement Plan Liabilities. Until it was terminated on April 27, 2017, the Company provided a Retiree Medical Benefit Plan for employees who met certain eligibility requirements. Until it was terminated on May 5, 2011, the Company also provided an Executive Mandatory Retirement Benefit Plan for certain individuals employed by us in a bona fide executive or high policy-making position. The net periodic post-retirement benefit cost includes service cost and interest cost on the accumulated post-retirement benefit obligation. Unrecognized actuarial gains and losses are recognized as net periodic benefit cost, pursuant to the Company's historical accounting policy in "Salaries, bonus and benefits" in the Company's Consolidated Statement of Operations. The impact of plan amendments was amortized over the employee's average service period as a reduction of net periodic benefit cost. Unamortized prior service cost was fully amortized during 2017 as a result of the termination of the Retiree Medical Benefit Plan.

Interest Income Recognition. Interest income, including amortization of premium and accretion of discount, is recorded on an accrual basis. When accrued interest is determined not to be recoverable, the Company ceases accruing interest and writes off any previously accrued interest. Write-offs are netted in interest income. Securities are deemed to be non-income producing if investments have not paid dividends or interest within the last 12 months or are on non-accrual status for at least 12 consecutive months. When the fair value of a security that includes PIK interest is less than the accrued interest, the Company may place the security on non-accrued status.

Board Fees From Portfolio Companies. The Company recognizes revenues from fee income from board fees as those services are provided.

Management Fees and Performance Fees/Carried Interest from Managed Funds. As a Registered Investment Adviser under the Advisers Act, the Company may be entitled to receive management fees and performance fees from clients including separately managed accounts (SMAs) and special purpose vehicles (SPVs). When applicable, the Company accrues management fees on SPVs that are to be paid upon liquidation of the entity regardless of performance. Performance fees or carried interest, if any, is paid annually by SMAs based on a fixed percentage of the increase in net assets during the year. Performance fees on SPVs, if any, are generally paid based on the amount of increase in net assets at the time of any distribution of capital above the amount of initial invested capital plus accrued expenses. The timing and payment terms of management fees and performance fees for future client accounts may be different than those of our current SMAs.

Expenses that are the responsibility of client accounts are generally paid for by the Company and then reimbursed at a future date by the client accounts. Our SMA generally pays any reimbursable expenses within 30 days of invoice. As of June 30, 2023, $152,151 of expenses reimbursable to us by 180 Phoenix for formation expenses is included in “Receivable from managed funds” in our Consolidated Statement of Assets and Liabilities. If we are unable to raise funds for 180 Phoenix, or if the terms under which we raise capital do not include reimbursement for formation costs, we may not be able to collect on this receivable.

The Company does not include accruals for carried interest in the consolidated financial statements until such carried interest is received and/or the Company concludes that it is probable that a reversal of any accrual will not occur. The Company did not earn or accrue any carried interest in the period ended June 30, 2023.

Other Income. The Company may purchase restricted securities issued by publicly traded companies that include provisions that provide for payment of partial liquidated damages in the event the issuer does not meet obligations specified in the purchase agreement or other ancillary documents associated with the transaction. These obligations most commonly are associated with the filing of registration statements and/or being up to date with the filing of the issuer's financial statements with the SEC.

Put and Call Options. The Company may purchase options on publicly traded securities as an investment and/or with the intention of limiting its downside risk. When the Company purchases an option, an amount equal to the premium paid is recorded in the Consolidated Statements of Assets and Liabilities as an investment. The Company may also purchase an option at one price and write/sell an option at another price in a simultaneous transaction referred to as a spread. The amount of these assets is subsequently marked-to-market to reflect the current value of the options. In the event that the options are exercised, the Company would be required to deliver those shares to the counterparty. When the options expire unexercised, the Company realizes a loss on the premium paid, or the difference between the premium paid and the premium received, as applicable.

Rent Expense. The Company currently leases and runs daily operations in approximately 1,250 square feet of office space in Montclair, New Jersey. Prior to November 17, 2021, the Company leased this space on a month-to-month basis at a base rent of approximately $26 per square foot per year. On November 17, 2021, the Company entered into a three-year lease extension that set the average base rent beginning January 1, 2022, at approximately $30 per square foot over the term of the extension. Either the Company or the landlord may terminate the lease at any time with two months' written notice to either party. As of June 30, 2023, the present value of the future lease payments (lease liability) is recorded as an asset and a liability in the Company's Consolidated Statement of Assets and Liabilities. The amount is calculated using weighted average discount rate of 1.32 percent and weighted based on the terms of the the lease agreement.

Realized Gain or Loss and Unrealized Appreciation or Depreciation of Portfolio Investments. Realized gain or loss is recognized when an investment is disposed of and is computed as the difference between the Company's cost basis in the investment at the disposition date and the net proceeds received from such disposition. Realized gain or loss on investment transactions are determined by specific identification. Unrealized appreciation or depreciation is computed as the difference between the fair value of the investment and the cost basis of such investment.

Income Taxes. As discussed in Note 9. Income Taxes, the Company did not qualify as a Regulated Investment Company (RIC) under Subchapter M of the Code in 2022, and was therefore taxed as a C-Corporation in 2022. As of June 30, 2023, the Company did not qualify as a RIC, and will therefore be taxed as a C-Corporation in 2023. The Company did not accrue for any income taxes as of June 30, 2023 as it did not generate ordinary income. The Company has capital loss carryforwards that can be used to offset net realized capital gains. The Company also has operating loss carryforwards that can be used to offset operating income and net realized capital gains in years when it fails to qualify as a RIC. The Company recognizes interest and penalties in income tax expense. See Note 9. Income Taxes for further discussion.

Foreign Currency Translation. The accounting records of the Company are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. If Company has assets denominated in foreign currencies, it does not isolate the portion of the results of operations that arises from changes in foreign currency rates on investments held on its Consolidated Statement of Operations.

Securities Transactions. Securities transactions are accounted for on the date the transaction for the purchase or sale of the securities is entered into by the Company (i.e., trade date). Securities transactions outside conventional channels, such as private transactions, are recorded as of the date the Company obtains the right to demand the securities purchased or to collect the proceeds from a sale and incurs the obligation to pay for the securities purchased or to deliver the securities sold.

Concentration of Credit Risk. The Company places its cash with financial institutions and, at times, cash held in depository accounts may exceed the Federal Deposit Insurance Corporation's insured limit and is subject to the credit risk of such institutions to the extent it exceeds such limit.

Recent Accounting Pronouncements and Adoptions. On June 30, 2022, the FASB issued ASU 2022-03, "'Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions." This ASU clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The guidance is effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023, and early adoption is permitted. This ASU is not expected to have a material impact on the Company's financial statements as the Company does not consider contractual restrictions (such as lock-up agreements) in the determination of fair value of its equity securities.

NOTE 3. BUSINESS RISKS AND UNCERTAINTIES

Our business activities contain elements of risk. We consider the principal types of market risk to be valuation risk, diversification risk, interest rate risk and foreign currency risk. Although we are risk-seeking rather than risk-averse in our investments, we consider the management of risk to be essential to our business.

Investment Objective

Our investment objective is to generate capital appreciation and current income from investments and investment-related activities such as managed funds and accounts.

Investment Strategy

Our investment strategy on future new investments is focused on generating capital appreciation and current income from investments in what we believe are deeply undervalued, small publicly traded companies where we believe we can positively impact the business and valuation through constructive activism. Historically, our investment strategy was to achieve long-term capital appreciation investing in venture capital investments. While we continue to provide such resources to our existing legacy portfolio companies, we no longer make venture capital investments. We classify our legacy portfolio companies as Legacy Privately Held Equity and Equity-Related Securities.

We believe we combine new perspectives with the historical knowledge and experience of managing the current portfolio. Our investment approach is comprised of a patient examination of available opportunities through due diligence and close involvement with management of our portfolio companies. We invest our capital directly into portfolio companies or through purchases of securities of publicly traded companies directly and through open-market purchases. We may seek to invest our capital alongside capital from other investors through that we control.

We have discretion in the investment of our capital to achieve our objectives by investing in various types of assets, and we do not currently limit our investments to any security type. Our investments may include, among other asset types: equity, equity-related securities (including warrants and options) and debt with equity features from either private or public issuers; debt obligations of all types having varying terms with respect to security or credit support, subordination, purchase price, interest payments and maturity; foreign securities; and miscellaneous investments.

Investment Policies

Fundamental policies may not be changed without the approval of the holders of a majority of our voting securities, as defined in the 1940 Act. As a matter of fundamental policy, the Company will not:

(1) Issue senior securities, borrow money from banks, brokers or other lenders, or engage in transactions involving the issuance by us of "senior securities" representing indebtedness, except to the extent permitted under the 1940 Act or the rules, regulations or interpretations thereof.

(2) Underwrite securities of other issuers, except insofar as we may be deemed an underwriter under the Securities Act of 1933, as amended (the "Securities Act"), in connection with the disposition of our portfolio securities. We may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act or the rules, regulations or interpretations thereof.

(3) Invest more than 25% of our total assets in the securities of companies or entities engaged in any one industry, or group of industries. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities.

(4) Purchase or sell real estate or interests in real estate (except that we may (a) purchase and sell real estate or interests in real estate in connection with the orderly liquidation of investments, or in connection with foreclosure on collateral, or (b) own the securities of companies that are in the business of buying, selling or developing real estate).

(5) Purchase or sell commodities or commodity contracts, but we may purchase and sell foreign currency and enter into foreign currency forward contracts, and may engage in other transactions in financial instruments, in each case to the extent permitted under the Company's investment policies as in effect from time to time.

(6) Make loans of money or securities to other persons, except through purchasing fixed-income securities or other debt instruments, lending portfolio securities or entering into repurchase agreements in a manner consistent with our investment policies. With respect to these investment restrictions, if a percentage restriction is adhered to at the time of entering into the investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of our total assets, unless otherwise stated or required by law, will not constitute a violation of the restriction or policy.

Valuation Risk

We historically invested in privately held companies, the securities of which are inherently illiquid. We are currently focused on investing in what we believe are deeply undervalued microcapitalization publicly traded companies. Our publicly traded and public company-related securities account for approximately 86 percent of the value of our portfolio of investments. Although these companies are publicly traded, their stock may not trade at high volumes and/or we may own a significant portion of a company's outstanding stock, which may restrict our ability to sell our positions in an orderly fashion and prices at which sales can be made may be volatile and materially different than the closing prices of such positions at each financial statement date. We may also be subject to restrictions on transfer and/or other lock-up provisions after these companies complete public offerings and/or if we invest in unregistered securities of public companies. Many of our legacy privately held and publicly traded companies tend to not have attained profitability, and many of these companies also lack management depth and have limited or no history of operations. Because of the speculative nature of our investments and the lack of a liquid market for and restrictions on transfers of privately held investments, there is greater risk of loss relative to traditional marketable investment securities.

Approximately 19 percent of our portfolio was fair valued and comprised of securities of legacy privately held companies and rights to potential future milestone payments, as well as our warrants of OpGen, Inc. and Potbelly Corporation (Level 3 investments) which are securities of publicly traded companies and our membership units of Parabellum Acquisition Holdings, LLC (Level 3 investments) which is a holding company for special purpose acquisition company (SPAC) interests. Because there is typically no public or readily ascertainable market for our interests in the small privately held companies in which we invest, the valuation of the securities in that portion of our portfolio is determined in good faith by our Valuation Committee, which is comprised of all of the independent members of our Board of Directors. The values are determined in accordance with our Valuation Procedures and are subject to significant estimates and judgments. The fair value of the securities in our portfolio may differ significantly from the values that would be placed on these securities if a ready market for the securities existed. Additionally, inputs may become available after a financial statement date that could result in a material change in value at a future financial statement date from the value reported in the current financial statements. Any changes in valuation are recorded in the Company's Consolidated Statement of Operations as "Change in unrealized appreciation

(depreciation) on investments." Changes in valuation of any of our investments in privately held companies from one period to another may be significant.

Diversification Risk

While we are subject to certain diversification requirements regarding the concentration of investments in any one industry or group of industries, we do not choose investments based on a strategy of diversification. We also do not rebalance the portfolio should one of our portfolio companies increase in value substantially relative to the rest of the portfolio.  Therefore, the value of our portfolio may be more vulnerable to microeconomic events affecting a single sector, industry or portfolio company and to general macroeconomic events that may be unrelated to our portfolio companies. These factors may subject the value of our portfolio to greater volatility than a company that follows a diversification strategy. As of June 30, 2023 our largest 10 investments by value accounted for approximately 81 percent of the value of our investment portfolio. Our largest three investments, by value, Potbelly Corporation, AgBiome, LLC, and Synchronoss Technologies, Inc., accounted for approximately 19 percent, 10 percent and 9 percent, respectively, of our investment portfolio at June 30, 2023. Potbelly Corporation, and Synchronoss Technologies, Inc. are publicly traded companies. AgBiome, LLC is a legacy privately held company.

Interest Rate Risk

Interest rate sensitivity refers to the change in earnings that may result from changes in the level of interest rates. We may invest in both short- and long-term U.S. government and agency securities. To the extent that we invest in short- and long-term U.S. government and agency securities, changes in interest rates result in changes in the value of these obligations that result in an increase or decrease of our net asset value. The level of interest rate risk exposure at any given point in time depends on the market environment, the expectations of future price and market movements, and the quantity and duration of long-term U.S. government and agency securities held by the Company, and it will vary from period to period.

In addition, market interest rates for high-yield corporate debt may be an input in determining value of our investments in debt securities of privately held and publicly traded companies. Significant changes in these market rates could affect the value of our debt securities as of the valuation date of measurement of value. While we do not currently have any investments in debt securities with floating interest rates, investment income in such securities should we acquire them in the future could be adversely affected by changes in interest rates, including any that might result from the anticipated transition away from the London Interbank Offered Rate ("LIBOR"). In March 2021, LIBOR's administrator announced that most LIBOR settings will no longer be published after the end of 2021, and that a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. To the extent we acquire investments with floating interest rates tied to LIBOR, this transition could result in losses for the Company.

Foreign Currency Risk

Our investments are not subject to foreign currency risk as they are all denominated in U.S. dollars. We have one investment in a company based in Canada, D-Wave Quantum, Inc., however the price per share and terms of those shares are denominated in U.S. dollars.

NOTE 4. FAIR VALUE OF INVESTMENTS

At June 30, 2023, our financial assets valued at fair value were categorized as follows in the fair value hierarchy:

	Fair Value Measurement at Reporting Date Using:
Description	Unadjusted Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	June 30, 2023
Legacy Privately Held Equity and Equity-Related Securities:
Preferred Stock / Units	$0	$0	$6,541,843	$6,541,843
Common Stock / Membership Units	0	0	16,414	16,414
Warrants	0	0	0	0
LLC Interests	0	0	218,534	218,534

Publicly Traded Equity and Equity-Related Securities:
Common Stock / Membership Units	$50,386,733	$2,730,954	$0	$53,117,687
Warrants	0	0	419,795	419,795
Total Investments:	$50,386,733	$2,730,954	$7,196,586	$60,314,273

Other Financial Instruments:
Rights to Milestone Payments	$0	$0	$1,822,420	$1,822,420
Total Financial Assets:	$50,386,733	$2,730,954	$9,019,006	$62,136,693

Significant Unobservable Inputs

The table below presents the valuation technique and quantitative information about the significant unobservable inputs utilized by the Company in the fair value measurements of Level 3 assets. Unobservable inputs are those inputs for which little or no market data exists and, therefore, require an entity to develop its own assumptions.

	Value as of June 30, 2023	Valuation Approach(es)	Unobservable Input(s)	Range(s) (Weighted Average(a))

			Public Comparable Adjustment (Including Non-Performance Risk)	-44.4% (-44.4%)
			Price Per Share	$3.29 ($3.29)
			Volatility	80.2% (80.2%)
Preferred Stock / Units	$6,178,101	Hybrid Approach	Time to Exit / Cash Flows (Years)	5.0 (5.0)
			Price Per Share	$0.18 - $0.49 ($0.28)
			Public Comparable Adjustment (Including Non-Performance Risk)	-100.0% - -40.0% (-80.0%)
			Volatility	92.7% - 105.1% (103.1%)
Preferred Stock / Units	363,742	Income Approach	Time to Exit / Cash Flows (Years)	0.8 - 5.0 (4.3)
Common Stock / Membership Units	0	Income Approach	Price Per Share	$0.00 ($0.00)
Common Stock / Membership Units	16,414	Market Approach	Price Per Share	$0.01 ($0.01)
			Price Per Share	$0.00 ($0.00)
			Volatility	0.0% - 117.7% (67.3%)
Warrants	419,795	Income Approach	Time to Exit (Years)	0.0 - 2.6 (2.6)
LLC Interests	218,534	Market Approach	Bid/Ask	$150,000-$300,000 ($225,000)
			Probability of Achieving Independent Milestones	0.0% - 100.0% (88.5%)
			Probability of Achieving Dependent Milestones	0.0% - 18.3% (15.5%)
Rights to Milestone Payments	1,822,420	Income Approach	Time to Cash Flows (Years)	0.8 - 2.8 (1.0)
Total	$9,019,006

(a) Weighted average based on fair value at June 30, 2023.

Valuation Methodologies and Inputs for Level 3 Assets

The following sections describe the valuation techniques and significant unobservable inputs used to measure Level 3 assets.

Preferred Stock, Preferred Units, LLC Interests, Common Stock and Common Units

Preferred stock, preferred units, LLC interests, bridge notes, common stock and common units are valued by either a market, income or hybrid approach using internal models with inputs, most of which are not market observable. Common inputs for valuing Level 3 investments include prices from recently executed private transactions in a company’s securities or unconditional firm offers, revenue multiples of comparable publicly traded companies, merger and acquisition ("M&A") transactions consummated by comparable companies, discounts for lack of marketability, rights and preferences of the class of securities we own as compared with other classes of securities the portfolio company has issued, particularly related to potential liquidity scenarios of an initial public offering ("IPO") or an acquisition transaction, estimated time to exit, volatilities of comparable publicly traded companies and management’s best estimate of risk attributable to non-performance risk. Certain securities are valued using the present value of future cash flows.

We may also consider changes in market values for sets of comparable companies when recent private transaction information is not available and/or in consideration of non-performance risk. We define non-performance risk as the risk that the price per share (or implied valuation of a portfolio company) or the effective yield of a debt security of a portfolio company, as applicable, does not appropriately represent the risk that a portfolio company with negative cash flow will be: (a) unable to raise capital, will need to be shut down and will not return our invested capital; or (b) able to raise capital, but at a valuation significantly lower than the implied post-money valuation of the last round of financing.  We assess non-performance risk for each private portfolio company quarterly. Our assessment of non-performance risk typically includes an evaluation of the financial condition and operating results of the company, the company's progress towards milestones, and the long-term potential of the business and technology of the company and how this potential may or may not affect the value of the shares owned by us. An increase to the non-performance risk or a decrease in the private offering price of a future round of financing from that of the most recent round would result in a lower fair value measurement and/or a change in the distribution of value among the classes of securities we own.

Option pricing models place a high weighting on liquidation preferences, which means that small differences in how the preferences are structured can have a material effect on the fair value of our securities at the time of valuation and also on future valuations should additional rounds of financing occur with senior preferences. As such, valuations calculated by option pricing models may not increase if 1) rounds of financing occur at higher prices per share, 2) liquidation preferences include multiples on investment, 3) the amount of invested capital is small and/or 4) liquidation preferences are senior to prior rounds of financing. Additionally, an increase in the volatility assumption generally increases the enterprise value calculated in an option pricing model. An increase in the time to exit assumption also generally increases the enterprise value calculated in an option pricing model. Variations in the expected time to exit or expected volatility assumptions have a significant impact on fair value.

Warrants

We use the Black-Scholes-Merton option-pricing model to determine the fair value of warrants held in our portfolio unless there is a publicly traded active market for such warrants or another indication of value such as a sale of the portfolio company. Option pricing models, including the Black-Scholes-Merton model, require the use of subjective input assumptions, including expected volatility, expected life, expected dividend rate, and expected risk-free rate of return. In the Black-Scholes-Merton model, variations in the expected volatility or expected term assumptions have a significant impact on fair value. Because certain securities underlying the warrants in our portfolio are not publicly traded, many of the required input assumptions are more difficult to estimate than they would be if a public market for the underlying securities existed.

An input to the Black-Scholes-Merton option-pricing model is the value per share of the type of stock for which the warrant is exercisable as of the date of valuation. This input is derived according to the methodologies discussed in "Preferred Stock, Preferred Units, LLC Interests, Common Stock and Common Units."

Rights to Milestone Payments

Rights to milestone payments are valued using a probability-weighted discounted cash flow model. As part of Amgen Inc.’s acquisition of our former portfolio company, BioVex Group, Inc., we are entitled to potential future milestone payments based upon the achievement of certain regulatory and sales milestones. We are also entitled to future payments from the acquisition of TARA Biosystems, Inc. by Valo Health, LLC. We assign probabilities to the achievements of the various milestones. Milestones identified as independent milestones can be achieved irrespective of the achievement of other contractual milestones. Dependent milestones are those that can only be achieved after another, or series of other, milestones are achieved. The interest rates used in these models are observable inputs from sources such as the published interest rates for corporate bonds of the acquiring or comparable companies.

Changes in Valuation Approaches

During the period ended June 30, 2023, the following change in valuation approach occurred:

Parabellum Acquisition Holdings, LLC was changed from the Market Method to the Income Method reflecting the planned liquidation of the entity following the failure to identify and complete a merger transaction for its special purpose acquisition company, Parabellum Acquisition Corp. ("PRBM"), prior to PRBM's liquidation date.

The following chart shows the components of change in the financial assets categorized as Level 3 for the period ended June 30, 2023:

	Beginning Balance 1/1/2023	Total Realized Gains (Loss) Included in Changes in Net Assets		Transfers	Total Unrealized (Depreciation) Appreciation Included in Changes in Net Assets	Investments in Portfolio Companies and Interest on Bridge Notes	Disposals and Settlements	Ending Balance 6/30/2023	Amount of Total (Depreciation) Appreciation for the Period included in Changes in Net Assets Attributable to the Change in Unrealized Gains or Losses Relating to Assets Still Held at the Reporting Date

Preferred Stock/Units	$6,435,925	$(233,845)	1	$0	$339,763	$0	$0	$6,541,843	$105,918

Common Stock/Membership Units	2,722,986	0			(2,706,572)	0	0	16,414	(2,706,572)

Warrants	215,631	0		0	204,164	0		419,795	204,164

LLC Interests	218,534	0		0	0	0	0	218,534	0

Rights to Milestone Payments	2,842,814	0		0	48,110	0	(1,068,504)	1,822,420	48,110

Total	$12,435,890	$(233,845)		$0	$(2,114,535)	$0	$(1,068,504)	$9,019,006	$(2,348,380)

1 Represents gross realized losses.

NOTE 5. INDUSTRY DIVERSIFICATION

The following table shows the percentage of our net assets invested by industry as of June 30, 2023.

Industry	Value as of June 30, 2023	% of Net Assets	Value as of June 30, 2023	% of Net Assets
Advertising			$4,818,866	7.7%
Unaffiliated Portfolio Companies	$0	0.0%
Non-Controlled Affiliated Portfolio Companies	4,818,866	7.7%
Controlled Affiliated Portfolio Companies	0	0.0%
Application Software			5,838,831	9.4%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	5,838,831	9.4%
Controlled Affiliated Portfolio Companies	0	0.0%
Asset Management & Custody Banks			218,534	0.4%
Unaffiliated Portfolio Companies	218,534	0.4%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Biotechnology			0	0.0%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Communications Equipment			3,142,399	5.1%
Unaffiliated Portfolio Companies	3,142,399	5.1%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Construction Machinery & Heavy Trucks			4,175,110	6.7%
Unaffiliated Portfolio Companies	4,175,110	6.7%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Electronic Manufacturing Services			1,745,208	2.8%
Unaffiliated Portfolio Companies	1,745,208	2.8%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Fertilizers & Agricultural Chemicals			6,178,101	9.9%
Unaffiliated Portfolio Companies	6,178,101	9.9%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Equipment			203,436	0.3%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	203,436	0.3%
Controlled Affiliated Portfolio Companies	0	0.0%
Health Care Technology			0	0.0%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Interactive Media & Services			4,531,745	7.3%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	4,531,745	7.3%
Controlled Affiliated Portfolio Companies	0	0.0%

Industry	Value as of June 30, 2023	% of Net Assets	Value as of June 30, 2023	% of Net Assets
Internet Services & Infrastructure			$1,066,259	1.7%
Unaffiliated Portfolio Companies	$1,066,259	1.7%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Packaged Foods & Meats			1,748,547	2.8%
Unaffiliated Portfolio Companies	1,748,547	2.8%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Pharmaceuticals			1,959,942	3.2%
Unaffiliated Portfolio Companies	1,959,942	3.2%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Restaurants			12,214,250	19.6%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	12,214,250	19.6%
Controlled Affiliated Portfolio Companies	0	0.0%
Specialized Finance			0	0.0%
Unaffiliated Portfolio Companies	0	0.0%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Specialty Chemicals			$2,833,293	4.6%
Unaffiliated Portfolio Companies	2,833,293	4.6%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Steel			2,730,954	4.4%
Unaffiliated Portfolio Companies	2,730,954	4.4%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Technology Hardware, Storage & Peripherals			8,610,701	13.8%
Unaffiliated Portfolio Companies	8,610,701	13.8%
Non-Controlled Affiliated Portfolio Companies	0	0.0%
Controlled Affiliated Portfolio Companies	0	0.0%
Total	$62,016,176		$62,016,176

NOTE 6. DERIVATIVES

The following table presents the effect of derivatives held during the period ended June 30, 2023, along with the respective location in the consolidated financial statements.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES:

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Warrants for the purchase of Common Stock of Potbelly Corporation expiring 2/12/26	Investments	$419,795	--	--

Warrants for the purchase of Common Stock of Magnolia Neurosciences Corporation expiring 8/3/28	Investments	0	--	--

Warrants for the purchase of Common Stock of OpGen, Inc. expiring 2/17/25	Investments	0	--	--

CONSOLIDATED STATEMENT OF OPERATIONS:

Derivatives	Location	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)
Warrants for the purchase of Common Stock of Potbelly Corporation expiring 2/12/26	Net Realized Gain (Loss) and Unrealized Appreciation (Depreciation) on Investments	$0	$204,164

Warrants for the purchase of Common Stock of Magnolia Neurosciences Corporation expiring 8/3/28	Net Realized Gain (Loss) and Unrealized Appreciation (Depreciation) on Investments	0	0

Warrants for the purchase of Common Stock of OpGen, Inc. expiring 2/17/25	Net Realized Gain (Loss) and Unrealized Appreciation (Depreciation) on Investments	0	0

NOTE 7. OFFICERS' AND BOARD OF DIRECTORS' COMPENSATION

The aggregate compensation (salaries, 401(k) employer match, medical and dental benefits) paid by the Company during the period ended June 30, 2023, to its officers amounted to approximately $0.7 million. As of June 30, 2023, there is no accrual for deferred bonuses for time-elapsed portion as in prior years.

The aggregate compensation paid by the Company to the independent members of its Board of Directors during the period ended June 30, 2023 was $137,267.

Certain officers and directors currently and may in the future serve as members of the board of directors of our portfolio companies, including our controlled portfolio companies. These officers and directors do not receive any compensation for serving in such roles directly from the portfolio companies. Any such cash compensation paid by portfolio companies to members of their respective boards of directors is paid directly to the Company. In the case of securities-based compensation (restricted stock or stock options), the officer or director due such compensation assigns all beneficial interest, including but not limited to economic benefit and voting control, to such securities over to the Company.

NOTE 8. EMPLOYEE BENEFITS

401(k) Plan

We adopted a 401(k) Plan covering substantially all of our employees. Matching contributions to the plan are at the discretion of the Compensation Committee. For the period ended June 30, 2023, the Compensation Committee approved a 100 percent match, which amounted to $63,750.

Medical Benefit Retirement Plan

We historically administered a plan to provide medical and dental insurance for retirees and their spouses who, at the time of their retirement, attained certain years of service with us and a certain age (the "Medical Benefit Retirement Plan"). On April 27, 2017, the Board of Directors terminated the plan. The termination does not affect benefits accrued by former employees who are grandfathered under the former terms of the plan, and the termination of the plan does not affect benefits accrued by certain former employees who were grandfathered under the amended terms of the plan. The Medical Benefit Retirement Plan was terminated for all other employees. At June 30, 2023 we had $486,620 accrued for accumulated post-retirement benefit obligation for certain of these former employees, which is included in "Post-retirement plan liabilities" on the Company's Consolidated Statement of Assets and Liabilities.

Executive Mandatory Retirement Benefit Plan
On May 5, 2011, the Board of Directors terminated the Amended and Restated Executive Mandatory Retirement Benefit Plan. Our former President accrued benefits under this plan prior to his retirement, and the termination of this plan has no impact on his accrued benefits. At June 30, 2023 we had $137,676 accrued for benefits for this former employee under the plan, which is included in "Post-retirement plan liabilities" on the Company's Consolidated Statement of Assets and Liabilities.

NOTE 9. INCOME TAXES

The Company filed for the 1999 tax year to elect treatment as a RIC under Subchapter M of the Code and qualified for the same treatment for the years 2000 through 2015, as well as 2017 and 2019. The Company did not qualify as a RIC under Subchapter M of the Code in 2016, 2018, 2020, 2021 and 2022. The Company did not have net taxable income in any of 2016, 2018, 2020, 2021, or 2022, so the failure to qualify as a RIC did not result in a tax liability for the Company. The failure to qualify as a RIC in 2022 was the third year in a row that such qualification was not attained. Under the Code, if the Company fails to qualify as a RIC three years in a row, it would be subject to taxation as a C-Corporation on built-in gains should realization of those gains occur within five years of the date of the last annual failure even if the Company qualified as a RIC in a future year.

As of June 30, 2023, the Company did not qualify as a RIC, and will therefore be taxed as a C-Corporation in 2023. The failure to qualify as a RIC in 2023 will be the fourth year in a row that such qualification was not attained. As of June 30, 2023, the Company did not have any built-in gains that would be subject to taxation as a C-Corporation should the company qualify as a RIC in a future year. Additionally, should the Company qualify as a RIC in a future year, it would be required to distribute any accumulated and undistributed ordinary income and/or undistributed long-term capital gains. As of June 30, 2023, the Company did not have any undistributed ordinary income and/or undistributed long-term capital gains. As a C-Corporation, the Company is permitted to use historical operating loss carryforwards to offset income and gains for tax purposes.

Under certain circumstances, even if we qualified for Subchapter M treatment for a given year, we might act in a subsequent year to ensure that we would be taxed in that subsequent year as a C Corporation, rather than as a RIC. We will fail to qualify for RIC tax treatment for a taxable year if we do not satisfy the 90 percent Income Test, the Diversification Tests or Annual Distribution Requirement for such year. In the event we do not satisfy the 90 percent Income Test, Diversification Tests or the Annual Distribution Requirement for any taxable year, we will be subject to federal tax with respect to all our taxable income, whether or not distributed. In addition to the corporate tax that would be paid by the Company, all our distributions to shareholders in that situation generally will be taxable as ordinary dividends and generally subject to up to a 30 percent withholding tax if received by a non-U.S. shareholder, although such dividends may qualify for long-term capital gain treatment as "qualified dividends" for U.S. shareholders meeting certain holding period requirements. If the aggregate values of our non-qualifying assets remain below 50 percent of total assets and no non-qualifying asset represents more than 25 percent of the total assets, we will continue to pass the Diversification Tests. Rather than selling portfolio companies that are performing well in order to pass our RIC diversification tests, we may opt instead not to qualify as a RIC. We will choose to take such action only if we believe that the result of the action will benefit the Company and our shareholders.

The Company's status as a RIC is irrevocable, but qualification is measured both quarterly and annually. Given the Company's status as a RIC and that the ability or inability to use such operating loss carryforwards depends on qualification metrics measured in each taxable year separate from prior years, the Company does not include a deferred tax asset and valuation allowance on its Consolidated Statement of Assets and Liabilities.
For federal tax purposes, the Company’s 2019 through 2021 tax years remain open for examination by the tax authorities under the normal three-year statute of limitations. Generally, for New Jersey state tax purposes, the Company’s 2018 through 2021 tax years remain open for examination by the tax authorities under a four-year statute of limitations. The Company will file its 2022 federal and state taxes.
For the period ended June 30, 2023, the Company recorded a consolidated expense of $808 in federal, state and local income taxes.
As of June 30, 2023, the Company's net unrealized depreciation of $31,244,551 was comprised of unrealized depreciation of $43,451,074 and unrealized appreciation is $12,206,523. The book cost of investments is $93,381,244. As of June 30, 2023, the Company was in a loss position and therefore did not have any undistributed ordinary income and/or undistributed long-term capital gains.
As of December 31, 2022, we had post-enactment loss carryforwards under the provisions of the Regulated Investment Company Modernization Act of 2010 (the "Act") in aggregate of $16,010,594, long term. Capital gains for the period ended December 31, 2022, were $2,204,654 and can be offset again capital losses from prior periods. As of December 31, 2022, we had cumulative capital losses, which were offset against losses during years when the Company failed as a RIC, totaling $12,612,030, which may be carried back 3 years or carried forward 5 years. As of December 31, 2022, we had cumulative capital losses, which were derived during years when the Company qualified as a RIC, totaling $3,398,564. Post-enactment losses have no expiration date in years where we qualify as a RIC.
On December 22, 2017, the Tax Cuts and Jobs Act of 2017 (the "2017 Act") was enacted, which among other changes, lowered the tax rates for corporations and how future loss carryforwards can be used against future gains. The change of the federal corporate tax rate from 35 percent to 21 percent in the 2017 Act may impact future decisions regarding the issuance of deemed dividends should the Company failed to qualify as a RIC under Subchapter M of the Code and be in a net taxable gain position on investments.

NOTE 10. COMMITMENTS AND CONTINGENCIES

Portfolio companies may seek additional capital in the future and any decision by the Company to not participate in the round of financing could result in outcomes that negatively impact the value of the Company's securities of those portfolio companies.

On November 17, 2021, the Company signed a lease extension through December 31, 2024. Upon an event of default, the lease provides that the landlord may terminate the lease and require us to pay all rent that would have been payable during the remainder of the lease or until the date the landlord re-enters the premises.

NOTE 11. PORTFOLIO PURCHASES AND SALES

During the period ended June 30, 2023:

Company	Purchases/Cost	Sales Proceeds/Distributions
Alta Equipment Group, Inc.	$1,454,352	$9,205,266
Arena Group Holdings, Inc.	967,139	0
Ascent Industries Co.	208,427	0
Brightcove, Inc.	1,346,243	27,420
Commercial Vehicle Group, Inc.	0	1,787,516
Comscore, Inc.	2,179,210	0
D-Wave Quantum, Inc.	0	170,995
Intevac, Inc.	935,279	2,860,163
Lantronix, Inc.	918,318	24,973
MamaMancini's Holdings, Inc.	1,447,473	0
Potbelly Corporation	152,034	2,184,267
Quantum Corporation	267,201	197,173
Rayonier Advanced Materials, Inc.	3,665,500	0
RF Industries, Ltd.	421,541	0
Synchronoss Technologies, Inc.	787,571	49,000
VSE Corporation	1,284,044	1,528,854
Miscellaneous Common Stocks(1)	17,469	581,955
Total Publicly Traded Equity and Equity-Related Securities Purchases and Sales Proceeds	$16,051,801	$18,617,582

Rights to Milestone Payments from Acquisition of TARA Biosystems, Inc.	0	1,068,504
Total Legacy Privately Held Equity and Equity-Related Securities Cost and Distributions	$0	$1,068,504
Total Purchases/Cost and Sales Proceeds/Distributions	$16,051,801	$19,686,086

(1) Miscellaneous Common Stocks are unrestricted common stocks of publicly traded companies that the Company has not disclosed publicly.

NOTE 12. SHARE REPURCHASE PROGRAM

On February 24, 2023, our Board reauthorized the repurchase of up to $2.5 million of the Company's common stock within a six-month period from the date of notice to investors. On May 10, 2023, the Company noted in a press release it had repurchased 373,679 shares of its common stock at a price per share of $4.43 including brokerage commissions.

On May 11, 2023, our Board reauthorized the repurchase of up to $5 million of the Company's common stock. As of June 30, 2023, no additional repurchases under this reauthorization have occurred. On July 28, 2023, our Board reauthorized the repurchase of up to $5 million of the Company's common stock within a six-month period from the date of notice to investors, which notice is expected to be mailed on or about August [ ], 2023.

NOTE 13. SUBSEQUENT EVENTS

The Company has evaluated subsequent events as of June 30, 2023, through the date these financial statements were issued, and include the following:

On July 28, 2023, our Board reauthorized the repurchase of up to $5 million of the Company's common stock within a six-month period from the date of notice to investors, which notice is expected to be mailed on or about August 20, 2023.

NOTE 14. INVESTMENTS AND ADVANCES TO AFFILIATES - SCHEDULE 12-14 (UNAUDITED)

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Net Realized Gain (Loss)	Value as of December 31, 2022	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of June 30, 2023
CONTROLLED AFFILIATED EQUITY & EQUITY-RELATED SECURITIES(E):
Parabellum Acquisition Partners, LLC	Membership Units	$0	$0	$2,706,572	$0	$(2,706,572)	$(2,706,572)	$0
Total Controlled Affiliated Equity & Equity-Related Securities		$0	$0	$2,706,572	$0	$(2,706,572)	$(2,706,572)	$0
NON-CONTROLLED AFFILIATED LEGACY PRIVATELY HELD EQUITY & EQUITY-RELATED SECURITIES(F):
EchoPixel, Inc.	Series Seed Convertible Preferred Stock	$0	$0	$78,993	$25,687	$0	$25,687	$104,680
	Series Seed-2 Convertible Preferred Stock	0	0	28,553	9,135	0	9,135	37,688
	Series A-2 Convertible Preferred Stock	0	0	51,340	9,728	0	9,728	61,068
HALE.life Corporation	Common Stock	$0	$0	$0	$0	$0	$0	$0
	Series Seed-1 Convertible Preferred Stock	0	0	0	0	0	0	0
	Series Seed-2 Convertible Preferred Stock	0	0	0	0	0	0	0
Total Non-Controlled Affiliated Legacy Privately Held Equity & Equity-Related Securities		$0	$0	$158,886	$44,550	$0	$44,550	$203,436

NON-CONTROLLED AFFILIATED PUBLICLY TRADED EQUITY & EQUITY-RELATED SECURITIES(F):
Arena Group Holdings, Inc.	Common Stock	$0	$0	$8,147,090	$0	$(3,615,345)	$(4,582,484)	$4,531,745
Comscore, Inc.	Common Stock	$0	$0	$4,534,991	$283,875	$0	$(1,895,335)	$4,818,866
Potbelly Corporation	Common Stock	$0	$1,089,189	$8,843,873	$2,950,582	$0	$3,893,626	$11,794,455
	Warrants for Common Stock	0	0	215,631	204,164	0	204,164	419,795

Name of Issuer	Title of Issue or Nature of Indebtedness (A)	Amount of Dividends or Interest Credited to Income (B)	Net Realized Gain (Loss)	Value as of December 31, 2022	Gross Additions (C)	Gross Reductions (D)	Net Change in Unrealized Appreciation (Depreciation)	Value as of June 30, 2023
NON-CONTROLLED AFFILIATED PUBLICLY TRADED EQUITY & EQUITY-RELATED SECURITIES(F):
Synchronoss Technologies, Inc.	Common Stock	$0	$(108,620)	$3,379,203	$2,459,628	$0	$1,829,677	$5,838,831
Total Non- Controlled Affiliated Publicly Traded Equity & Equity-Related Securities		$0	$980,569	$25,120,788	$5,898,249	$(3,615,345)	$(550,352)	$27,403,692
Total Controlled and Non- Controlled Affiliated Equity & Equity-Related Securities		$0	$980,569	$27,986,246	$5,942,799	$(6,321,917)	$(3,212,374)	$27,607,128

(A)Common stock, warrants, membership units and, in some cases, preferred stock are generally non-income producing and restricted. The principal amount of debt and the number of shares of common and preferred stock and number of membership units are shown in the accompanying Consolidated Schedule of Investments as of June 30, 2023.

(B)Represents the total amount of interest or dividends credited/(debited) to income for the portion of the period an investment was a control or affiliate investment, as appropriate. Amounts credited to preferred or common stock represent accrued bridge note interest related to conversions that occurred during the period ended June 30, 2023.

(C)Gross additions include increases in investments resulting from new portfolio investments, paid-in-kind interest or dividends, the amortization of discounts and fees. Gross additions also include net increases in unrealized appreciation or decreases in unrealized depreciation.

(D)Gross reductions include decreases in investments resulting from principal collections related to investment repayments or sales, the amortization of premiums and acquisition costs. Gross reductions also include net increases in unrealized depreciation or decreases in unrealized appreciation.

(E)"Controlled Affiliated" is defined as investments in which we own 25 percent or more of the outstanding voting rights of the portfolio company or otherwise control the company, including control of a majority of the seats on the board of directors, or more than 25 percent of the seats on the board of directors, with no other entity or person in control of more director seats than us.

(F)"Non-Controlled Affiliated" is defined as ownership of five percent or more, but less than 25 percent, of the voting shares of the portfolio company, or where we hold the right to appoint one or more members to the portfolio company’s board of directors, but less than 25 percent of the members of the board of directors.

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
Controlled Affiliated Equity and Equity-Related Securities
Parabellum Acquisition Partners, LLC		Specialized Finance
Membership Units (acquired 4/22/21)	(I) (L3)		693,151	$2,923,003	$0
Total Controlled Affiliated Equity and Equity-Related Securities (0.0%)				$2,923,003	$0

Non-Controlled Affiliated Publicly Traded Equity and Equity-Related Securities
Arena Group Holdings, Inc.		Interactive Media & Services
Common Stock	(M) (L1)		989,464	$9,803,214	$4,531,745
Comscore, Inc.		Advertising
Common Stock	(M) (L1)		5,949,217	$11,757,108	$4,818,866
Potbelly Corporation		Restaurants
Common Stock	(M) (L1)		1,343,332	$6,127,504	$11,794,455
Synchronoss Technologies, Inc.		Application Software
Common Stock	(M) (L1)		6,284,395	$12,158,310	$5,838,831
Total Non-Controlled Affiliated Publicly Traded Equity and Equity-Related Securities (43.4%)				$39,846,136	$26,983,897

Legacy Privately Held Equity and Equity-Related Securities
EchoPixel, Inc.		Health Care Equipment
Series Seed Convertible Preferred Stock (acquired 6/21/13-6/30/14)	(I) (L3)		4,194,630	$1,250,000	$104,680
Series Seed-2 Convertible Preferred Stock (acquired 1/22/16)	(I) (L3)		1,476,668	500,000	37,688
Series A-2 Convertible Preferred Stock (acquired 3/23/17)	(I) (L3)		1,471,577	350,000	61,068
				$2,100,000	$203,436
HALE.life Corporation		Health Care Technology
Common Stock (acquired 3/1/16)	(I) (L3)		1,000,000	$10	$0
Series Seed-1 Convertible Preferred Stock (acquired 3/28/17)	(I) (L3)		11,000,000	1,896,920	0
Series Seed-2 Convertible Preferred Stock (acquired 12/28/18)	(I) (L3)		12,083,132	2,500,000	0
				$4,396,930	$0
Total Non-Controlled Affiliated Legacy Privately Held Equity and Equity-Related Securities (0.3%)				$6,496,930	$203,436

Line for Schedule of Investments	Method / Level	Primary Industry	# of Shares Purchased/Principal	Cost of TURN's Investment	Valuation
Non-Controlled Affiliated Derivative Securities
Potbelly Corporation		Restaurants
Warrants for the Purchase of Common Stock expiring 2/12/26 (acquired 2/10/21)	(I) (L3)		80,605	$224,849	$419,795
Total Non-Controlled Affiliated Derivative Securities (0.7%)				$224,849	$419,795
Total Non-Controlled Affiliated Securities (44.4%)				$46,567,915	$27,607,128

Total Controlled Affiliated and Non-Controlled Affiliated Equity and Equity-Related Securities (44.4%)				$49,490,918	$27,607,128

Privacy Policy

We are committed to protecting your privacy. This privacy notice explains the privacy policies of 180 Degree Capital Corp. and its affiliates. This notice supersedes any other privacy notice you may have received from 180 Degree Capital Corp.

Generally, we do not receive any non-public personal information relating to our shareholders, although certain non-public personal information of our shareholders may become available to us. We maintain physical, electronic, and procedural safeguards, according to strict standards of security and confidentiality, all information we receive about you. The only information we collect from you is your name, address, and number of shares you hold. This information is used only so that we can send you annual reports and other information about us, and send you proxy statements or other information required by law. When the Company shares non-public shareholder personal information referred to above, the information is made available for limited business purposes and under controlled circumstances designed to protect our shareholders' privacy. We do not permit use of shareholder information for any non-business or marketing purpose, nor do we permit third parties to rent, sell, trade or otherwise release or disclose information to any other party.

    We do not share this information with any non-affiliated third party except as described below.

•180 Degree Capital Corp. and affiliate employees. It is our policy that only our authorized employees who need to know your personal information will have access to it. Our personnel who violate our privacy policy are subject to disciplinary action.

•Service Providers. We may disclose your personal information to companies that provide services on our behalf, such as record keeping and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•Courts and Government Officials. If required by law, we may disclose your personal information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

Annual Meeting of Shareholders

    The Company held its Annual Meeting of Shareholders on May 9, 2023. The following votes were cast for directors:

	For	% Voted For	Withheld	% Vote Withheld
Stacy R. Brandom	7,303,898	95.4%	348,663	4.6%
Kevin M. Rendino	7,291,629	95.3%	360,932	4.7%
Richard P. Shanley	7,291,029	95.3%	361,532	4.7%
Parker A. Weil	7,277,758	95.1%	374,803	4.9%
Daniel B. Wolfe	7,294,478	95.3%	358,082	4.7%

    The following votes were cast to ratify EisnerAmper LLP as the Company's independent public accounting firm for the fiscal year ending December 31, 2023:

For	Against	Abstain
7,107,539	69,283	475,738
92.9%	0.9%	6.2%

Proxy Voting

We vote proxies relating to our portfolio securities in the best interest of our shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that may have a negative impact on our portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by our Portfolio Managers, who are responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that: (i) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

A statement that a description of the policies and procedures that the Registrant uses to determine how to vote proxies relating to portfolio securities and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available, without charge, upon request, by calling the Company toll-free at 833-293-1769 and on the SEC's website at http://www.sec.gov.

Portfolio Holdings

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Company's Forms N-PORT are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

180 Degree Capital Corp.*

Board of Directors

Stacy R. Brandom[1,2,3,4]	Kevin M. Rendino[6]	Richard P. Shanley[1,2,3,4,5]
Parker A. Weil[1,2,3,4]	Daniel B. Wolfe

    1. Member of Audit Committee    2. Member of Valuation Committee 3. Member of Compensation Committee
4. Member of Nominating Committee    5. Lead Independent Director     6. Chairman of the Board

* The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request, by calling 973-746-4500 or email ir@180degreecapital.com.

Officers

Kevin M. Rendino	Chairman, Chief Executive Officer and Portfolio Manager
Daniel B. Wolfe	President, Chief Financial Officer, Chief Compliance Officer and Portfolio Manager
Alicia M. Gift	Senior Controller, Secretary and Treasurer
Robert E. Bigelow III	Vice President, Head of Fund Development

7 N. Willow Street, Suite 4B
Montclair, New Jersey 07042
Phone: 973-746-4500 Fax: 973-746-4508
Website: www.180degreecapital.com Email: ir@180degreecapital.com

Counsel: Proskauer Rose LLP
Independent Registered Public Accounting Firm: EisnerAmper LLP
Custodian of Securities: US Bank, N.A.
Transfer Agent & Registrar: Equiniti Trust Company, LLC
Stockholder Relations Department
6201 15th Avenue
Brooklyn, New York 11219
877-260-8188
Website: www.equiniti.com/us Email: info@equiniti.com

HOUSEHOLDING OPT-OUT NOTICE

To reduce expenses, we may only mail one copy of the 180 Degree Capital Corp.'s shareholder updates, such as prospectus, annual report, semi-annual report, to those addresses shared by two or more accounts. If you are not a direct shareholder (i.e., you hold your shares of us in a brokerage account), please contact your financial institution to opt out of householding. If you are a direct shareholder (i.e., you hold your shares of us at our transfer agent) and wish to receive individual copies of these documents, please call us toll-free at 833-293-1769. We will begin sending you individual copies thirty days after receiving your request.

Item 2. Code of Ethics.

Not applicable to this semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5. Audit Committee List of Registrants.

Not applicable to this semi-annual report.

Item 6. Investments.

(a)    The schedule of investments in securities of unaffiliated issuers is included as part of the report to stockholders filed under Item 1 of this form.

(b)    Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Year 2023	(a) Total Number of Shares Purchased	(b) Average Price Paid Per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Approximate Dollar Value of Shares that May Yet Be Purchased Under the Plans or Programs
01/01 - 01/31	0	$0	0	$2,500,000
02/01 - 02/28	0	0	0	2,500,000
03/01 - 03/31	0	0	0	2,500,000
04/01 - 04/30	0	0	0	2,500,000
05/01 - 05/31	373,679	4.43	373,679	5,000,000
06/01 - 06/30	0	0	0	5,000,000
Total for Year	373,679		373,679

On February 24, 2023, our Board reauthorized the repurchase of up to $2.5 million of the Company's common stock within a six-month period from the date of notice to investors, which notice was mailed on or about March 1, 2023. The Company repurchased 373,679 shares at a price per share of $4.43, including brokerage commissions, under this authorization in May 2023.

On May 11, 2023, our Board reauthorized the repurchase of up to $5 million of the Company's common stock. As of June 30, 2023, no additional repurchases under this reauthorization have occurred. On July 28, 2023, our Board reauthorized the repurchase of up to $5 million of the Company's common stock within a six-month period from the date of notice to investors, which notice is expected to be mailed on or about August 20, 2023.

Item 10. Submission of Matters to a Vote of Shareholders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors as set forth in the registrant's Proxy Statement, dated March 23, 2023.

Item 11. Controls and Procedures.

(a)    Based on an evaluation of the Registrant's Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the “Disclosure Controls”) as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Chief Executive Officer (its principal executive officer) and Chief Financial Officer (its principal financial officer) have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)    There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during period covered by this report that have materially affected or are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)    Not applicable.

(b)    Not applicable.

Item 13. Exhibits.

(a)(1)    The Code of Conduct is available on the Company's website at https://ir.180degreecapital.com/governance-docs.

(a)(2)    Certifications of the principal executive officer and the principal financial officer pursuant to Rule 30a-2(a)under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(a)(4)    On March 22, 2023, the Audit Committee of the Board approved the engagement of EisnerAmper, LLP (“Eisner”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The Company's independent registered public accounting firm since 2002 was PricewaterhouseCoopers LLP (“PwC”). PwC’s reports on the Company’s financial statements for the fiscal periods ended December 31, 2022 and December 31, 2021, contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principle. During the Company’s fiscal periods ended December 31, 2022, and December 31, 2021, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the Funds’ financial statements for such periods, and (ii) there were no “reportable events” of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

The Funds have requested that PwC furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form N-CSR.

During the Company’s fiscal periods ended December 31, 2022 and December 31, 2021, neither the Company, nor anyone on its behalf, consulted with Eisner on items which: (i) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Eisner’ financial statements; or (ii) concerned the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).

(b)    Certifications of the principal executive officer and the principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

180 DEGREE CAPITAL CORP.

By:	/s/ Daniel B. Wolfe
Name: Daniel B. Wolfe
Title: President and Chief Financial Officer

Date: August 14, 2023

    Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kevin M. Rendino	By:	/s/ Daniel B. Wolfe
	Name: Kevin M. Rendino		Name: Daniel B. Wolfe
	Title: Chief Executive Officer		Title: President and Chief Financial Officer
	(Principal Executive Officer)		(Principal Financial Officer)

	Date: August 14, 2023		Date: August 14, 2023